Funds

Quarterly Report

May 31, 2009

ING Prime Rate Trust

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

ING Prime Rate Trust

QUARTERLY REPORT

May 31, 2009

Table of Contents

Portfolio Managers' Report	2

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Statement of Cash Flows	11

Financial Highlights	12

Notes to Financial Statements	14

Portfolio of Investments	25

Additional Information	53

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ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT

Dear Shareholders:

ING Prime Rate Trust (the "Trust") is a diversified, closed-end management investment company that seeks to provide investors with as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar denominated floating rate secured senior loans.

PORTFOLIO CHARACTERISTICS AS OF MAY 31, 2009
Net Assets	$673,446,163
Total Assets	$931,200,627
Assets Invested in Senior Loans	$904,594,442
Senior Loans Represented	471
Average Amount Outstanding per Loan	$1,920,583
Industries Represented	36
Average Loan Amount per Industry	$25,127,623
Portfolio Turnover Rate (YTD)	3%
Weighted Average Days to Interest Rate Reset	37
Average Loan Final Maturity	52 months
Total Leverage as a Percentage of Total Assets (including preferred shares)	25.88%

PERFORMANCE SUMMARY

The Trust declared $0.07 of dividends during the first fiscal quarter ended May 31, 2009. Based on the average month-end net asset value ("NAV") per share of $3.98, this resulted in an annualized distribution rate(1) of 7.37% for the quarter. The Trust's total net return for the first fiscal quarter, based on NAV, was 24.10% versus a total gross return on the S&P/LSTA Leveraged Loan Index (the "Index")(2) of 16.96% for the same quarter. For the year ended May 31, 2009, the Trust's total return, based on NAV, was (21.72)%, versus (9.03)% gross return for the Index. The total market value return (based on full reinvestment of dividends) for the Trust's common shares during the first fiscal quarter was 19.95% and for the year ended May 31, 2009 was (24.55)%.

MANAGER'S COMMENTARY

A continued strong tone to the non-investment grade loan market underpinned the Trust's first fiscal quarter, as new-issue supply remained sparse and demand held firm in the face of a further decline in inter-bank interest rates. Importantly, underlying demand for loans also broadened during the quarter, as mutual fund investors joined institutions in looking to capture a floating rate investment opportunity at a discount, as a hedge against potentially higher interest rates down the road.

(1)  The distribution rate is calculated by annualizing dividends declared during the period and dividing the resulting annualized dividend by the Trust's average net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

(2)  The S&P/LSTA Leveraged Loan Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's ("S&P") and the Loan Syndications and Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index.

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

An indication of better sentiment and liquidity, risk appetite on the part of loan investors has also increased measurably during recent months, as evidenced by the recent strong performance of the riskiest sub-sector of the loan market. Year-to-date through May 31, loans rated "CCC" or below posted a total return of 32.1%, as compared to 24.4% for those rated "BB". Further, second-lien loans have significantly outperformed first-lien loans during the last few months and are now slightly ahead on a year-to-date basis. While we are encouraged by the rally in the higher risk segment of our market, in our view, the basis for this extraordinary move has been, essentially, taking the "worst case" scenario off the table. At this juncture, we remain unconvinced that any substantial broad-based move up from here in high risk credit is justified based on macro credit fundamentals. Simply, in our view, while the outlook for the U.S. and global economies has brightened in recent months, there is still a ways to go before loan investors can declare a victory in this credit cycle. As such, we remain fundamentally cautious on the lowest rated segment of the loan market, particularly in light of increasing default rates and potentially lower overall collateral and recovery values (the latter risk still being reflected in current loan prices). The trailing default rate (by principal amount) at the Index level as of May 31 stood at 8.66%, a new recorded high. As we stated in our last report, we fully anticipate that figure to move into the mid-teens as we approach the peak of the cycle.

The Trust's favorable performance relative to the Index during the fiscal quarter was driven by a combination of factors. First, the Trust continues to utilize a moderate amount of leverage for investment purposes, which, in a rising loan price environment, is accretive to total return (see "USE OF LEVERAGE" below). Second, even though the Trust (by way of a long-standing underweight) has not participated meaningfully in the recent distressed rally in the still-troubled automotive sector, quarterly performance did profit from favorable issuer selection. Top contributors to Index and Trust returns during the period included market bellwethers Univision Communications, Inc., Texas Competitive Electric Holdings and LyondellBasell (a/k/a Lyondell Chemical Company), each benefiting from improved financial and/or technical performance. The Trust did not hold any of the top five quarterly detractors to Index returns, with the exception of Fontainebleau Las Vegas, LLC, a new casino development that has suffered due to both a decline in visitation to the Las Vegas Strip and financing-related difficulties. Lastly, but certainly not least, quarterly returns were buoyed by

TOP TEN SENIOR LOAN ISSUERS AS OF MAY 31, 2009 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
CHS/Community Health Systems, Inc.	3.6%	5.0%
Cequel Communications, LLC	3.3%	4.5%
CSC Holdings, Inc.	2.0%	2.8%
Metro-Goldwyn-Mayer, Inc.	2.0%	2.7%
HCA, Inc.	2.0%	2.7%
Univision Communications, Inc.	1.6%	2.2%
ARAMARK Corporation	1.4%	1.9%
Lyondell Chemical Company	1.3%	1.8%
UPC Financing Partnership	1.3%	1.8%
Georgia Pacific Corporation	1.2%	1.7%

TOP TEN INDUSTRY SECTORS AS OF MAY 31, 2009 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Healthcare, Education and Childcare	13.0%	18.0%
North American Cable	9.5%	13.2%
Retail Stores	6.2%	8.6%
Printing & Publishing	5.7%	7.9%
Utilities	5.3%	7.3%
Chemicals, Plastics & Rubber	5.1%	7.1%
Data and Internet Services	4.6%	6.3%
Radio and TV Broadcasting	4.1%	5.7%
Leisure, Amusement, Entertainment	3.9%	5.4%
Foreign Cable, Foreign TV, Radio and Equipment	2.9%	4.0%

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

continued solid relative performance in terms of realized losses, and the loss of interest accruals, stemming from defaults. As of May 31, the Trust's non-performing ratio stood at 2.87%, comfortably inside that of the Index.

Moving into the traditionally slow summer months, we expect the loan market to take a breath, so to speak, and move at a more measured pace. The recent unprecedented volatility (both down and up) in loan prices caused by dramatic swings in supply appears to be winding down. Put another way, the "technicals" are generally having less of an impact on loan prices as the market recovers. Consequently, going forward, material price moves are likely to be attributable more to the path of the economic recovery, and sector and credit-specific developments. A lingering wildcard, however, will be the potential impact of government intervention into capital markets generally, in the form of both subsidies and regulation. Until we see more clarity on this front, investment activity across most markets, loans included, may be influenced as much by investor perception of the effectiveness of the various government programs as by traditional factors and biases.

Overall, while the average loan price has come a long way over a reasonably short period of time, for investors with the appropriate level of risk appetite, we believe the current loan market level still offers interesting return potential, higher default rate expectations notwithstanding. Perhaps most significant at this juncture, as floating-rate instruments with ultra-short duration, loans are bound to benefit from rising short-term interest rates, which are currently at all-time lows. While near-term inflation risk appears minimal, given the amount of stimulus residing in the system currently, we cannot fully discount a decisive move on the part of the Federal Reserve to push rates higher in an effort to contain inflationary pressures once the economy displays signs of a sustainable recovery.

USE OF LEVERAGE

The Trust's use of leverage for investment purposes will typically have a magnifying impact on NAV performance. As of May 31, 2009, the Trust's leverage consisted of $16 million outstanding under $125 million of available revolving credit facilities, and $225 million of "Aaa/AAA(3)" rated cumulative auction rate preferred shares.

Using leverage for investment purposes involves borrowing at a floating short-term rate, and seeking to invest those proceeds at a higher floating rate. Unlike traditional fixed income asset classes, using leverage in the floating rate senior loan asset class should not expose investors to the same degree of risk from rising short-term interest rates, as the income produced from the Trust's loan investments will adjust in a fashion consistent with the Trust's borrowing costs. The use of leverage can, however, magnify the erosion of the Trust's net asset value in declining markets.

Industry Allocation
as of May 31, 2009
(as a percent of net assets)

Healthcare, Education and Childcare	18.0%
North American Cable	13.2%
Retail Stores	8.6%
Printing & Publishing	7.9%
Utilities	7.3%
Chemicals, Plastics & Rubber	7.1%
Data and Internet Services	6.3%
Radio and TV Broadcasting	5.7%
Leisure, Amusement, Entertainment	5.4%
Foreign Cable, Foreign TV, Radio and Equipment	4.0%
Gaming	3.9%
Personal & Nondurable Consumer Products	3.8%
Industries between 2.7%-3.6%(1)	22.1%
Industries less than 2.7%(2)	22.3%
Other Assets and Liabilities-Net	(35.6)%
Net Assets	100.0%

(1)  Includes seven industries, which each represents 2.7%-3.6% of net assets.

(2)  Includes eighteen industries, which each represents less than 2.7% of net assets.

Portfolio holdings are subject to change daily.

(3)  Obligations rated Aaa by Moody's Investors Service are judged to be of the highest quality, with minimal credit risk. An obligator rated 'AAA' has extremely strong capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's. Credit quality refers to the Trust's underlying investments, not to the stability or safety of this Trust.

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

As a part of its use of leverage, in 2000 the Trust issued $450 million of "Aaa/AAA(3)" rated cumulative auction rate preferred shares. Since early February 2008, and continuing to date, for the first time in the history of its auction rate preferred shares program, the Trust has not received sufficient hold orders and purchase requests for its preferred shares during their weekly auctions that equaled the full amount of such shares. As a result, the amount sold, if any, by each selling shareholder is reduced pro rata or to zero. In addition, the dividend rate on such preferred shares, which is normally set by means of a Dutch auction procedure, automatically reset to the maximum rate permitted under the preferred shares program. That maximum rate is 150% of the applicable commercial paper base rate on the day of the auction.

As we have stated in the past, it is important for investors in the Trust's common and preferred shares to understand that this is a market liquidity issue and not a credit issue. The preferred shares of ING Prime Rate Trust have the highest rating issued by the rating agencies and are backed by the assets of the Trust. Further, even under current conditions, we believe that the Trust will be able to continue to pay the dividends required under its preferred shares program, whether those dividend rates are set by the Dutch auction procedure or at the maximum rate.

In response to the above described problems with the liquidity of the Trust's auction rate preferred shares, the Trust redeemed $225 million of the $450 million auction rate preferred shares outstanding, approximately 50% by series, in July 2008. The Board of Trustees ("Board") and the management of the Trust continue to evaluate options to address the on-going liquidity concerns with respect to the remaining auction rate preferred securities. There can be no assurance that any means for liquidity will be identified, and if they are, it is possible that the Trust's leverage or its benefits from leverage will diminish.

`

Jeffrey A. Bakalar Senior Vice President Senior Portfolio Manager ING Investment Management Co.	Daniel A. Norman Senior Vice President Senior Portfolio Manager ING Investment Management Co.

ING Prime Rate Trust
July 8, 2009

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

	Average Annual Total Returns for the Years Ended May 31, 2009
	1 Year	3 Years	5 Years	10 Years
Based on Net Asset Value (NAV)	(21.72)%	(7.52)%	(1.65)%	1.05%
Based on Market Value	(24.55)%	(9.10)%	(5.29)%	(0.57)%
S&P/LSTA Leveraged Loan Index	(9.03)%	(1.60)%	1.14%	3.09%
Credit-Suisse Leveraged Loan Index	(11.14)%	(2.55)%	0.75%	2.77%

The table above illustrates the total return of the Trust against the Indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns based on NAV reflect that ING Investments, LLC (the Trust's "Investment Adviser") may have waived or recouped fees and expenses otherwise payable by the Trust.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Trust's future performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the New York Stock Exchange ("NYSE") Composite closing price (in the case of Market Value) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

Senior loans are subject to credit risks and the potential for non-payment of scheduled principal or interest payments, which may result in a reduction of the Trust's NAV.

This report contains statements that may be "forward-looking" statements. Actual results could differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

INDEX DESCRIPTIONS

The S&P/LSTA Leveraged Loan Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the Loan Syndications & Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index.

The Credit-Suisse Leveraged Loan Index is an unmanaged index of below investment grade loans designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. An investor cannot invest directly in an index.

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

YIELDS AND DISTRIBUTION RATES

	Prime Rate	NAV 30-day SEC Yield(A)	Mkt. 30-Day SEC Yield(A)	Annualized Dist. Rate @ NAV(B)	Annualized Dist. Rate @ Mkt.(B)
May 31, 2009	3.25%	5.93%	6.68%	5.95%	6.70%
February 28, 2009	3.25%	8.22%	8.96%	8.82%	9.60%
November 30, 2008	4.00%	13.88%	15.41%	7.72%	11.79%
August 31, 2008	5.00%	7.38%	8.56%	6.12%	7.21%

(A)  Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Trust's yield consistent with the U.S. Securities and Exchange Commission ("SEC") standardized yield formula.

(B)  The distribution rate is calculated by annualizing each monthly dividend, then averaging the annualized dividends declared for each month during the quarter and dividing the resulting average annualized dividend amount by the Trust's average net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at the end of the period.

Risk is inherent in all investing. The following are the principal risks associated with investing in the Trust. This is not, and is not intended to be, a description of all risks of investing in the Trust. A more detailed description of the risks of investing in the Trust is contained in the Trust's current prospectus.

Credit Risk: The Trust invests a substantial portion of its assets in below investment grade senior loans and other below investment grade assets. Below investment grade loans involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Trust's common shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the value of the Trust's NAV will decrease.

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on the Trust's common shares. If short-term market interest rates fall, the yield on the Trust's common shares will also fall. To the extent that the interest rate spreads on loans in the Trust experience a general decline, the yield on the Trust will fall and the value of the Trust's assets may decrease, which will cause the Trust's value to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Trust's portfolio, the impact of rising rates will be delayed to the extent of such lag.

Leverage Risk: The Trust borrows money for investment purposes. Borrowing increases both investment opportunity and investment risk. In the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the borrowings. The Trust also faces the risk that it might have to sell assets at relatively less advantageous times if it were forced to de-leverage if a source of leverage becomes unavailable.

ING Prime Rate Trust

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2009 (Unaudited)

ASSETS:
Investments in securities at value (Cost $1,201,801,190)	$913,098,498
Cash	1,801,828
Foreign currencies at value (Cost $93,749)	96,594
Receivables:
Investment securities sold	11,071,183
Interest	4,603,388
Other	28,218
Prepaid expenses	48,249
Reimbursement due from Investment Adviser	452,669
Total assets	931,200,627
LIABILITIES:
Notes payable	16,000,000
Payable for investment securities purchased	6,784,477
Deferred arrangement fees on senior loans	392,174
Dividends payable — preferred shares	9,579
Payable to affilates	802,936
Payable to custodian	199,603
Accrued trustees fees	43,434
Unrealized depreciation on forward foreign currency contracts	5,932,792
Unrealized depreciation on unfunded commitments	1,313,421
Other accrued expenses	1,276,048
Total liabilities	32,754,464
Preferred shares, $25,000 stated value per share at liquidation value (9,000 shares outstanding)	225,000,000
NET ASSETS	$673,446,163
Net assets value per common share outstanding (net assets divided by 145,177,757 shares of beneficial interest authorized and outstanding, no par value)	$4.64
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,311,573,950
Undistributed net investment income	20,407,088
Accumulated net realized loss on investments	(362,756,447)
Net unrealized depreciation on investments, foreign currency related transactions, and unfunded commitments	(295,778,428)
NET ASSETS	$673,446,163

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENT OF OPERATIONS for the Three Months Ended May 31, 2009 (Unaudited)

INVESTMENT INCOME:
Interest	$13,175,193
Arrangement fees earned	70,871
Other	214,424
Total investment income	13,460,488
EXPENSES:
Investment management fees	1,745,275
Administration fees	545,399
Transfer agent fees	21,893
Interest expense	178,583
Shareholder reporting expense	45,105
Custody and accounting expense	183,860
Revolving credit facility fees	299,445
Professional fees	126,670
Preferred shares — dividend disbursing agent fees	288,617
ICI fees	199
Postage expense	135,770
Trustees fees	13,719
Excise tax expense	452,669
Miscellaneous expense	81,518
Total expenses	4,118,722
Reimbursement of expense by Investment Adviser	(452,669)
Net expenses	3,666,053
Net investment income	9,794,435
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND UNFUNDED COMMITMENTS:
Net realized loss on:
Investments	(16,304,207)
Forward foreign currency contracts	(1,520,119)
Foreign currency related transactions	(149,557)
Net realized loss on investments and foreign currency related transactions	(17,973,883)
Net change in unrealized appreciation or depreciation on:
Investments	144,791,877
Foreign currency related transactions	(6,678,917)
Unfunded commitments	1,155,514
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and unfunded commitments	139,268,474
Net realized and unrealized gain on investments, foreign currency related transactions, and unfunded commitments	121,294,591
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income	(173,620)
Increase in net assets resulting from operations	$130,915,406

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Three Months Ended May 31, 2009	Year Ended February 28, 2009
FROM OPERATIONS:
Net investment income	$9,794,435	$67,170,276
Net realized loss on investments, foreign currency related transactions, and payments by affiliates	(17,973,883)	(96,185,309)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and unfunded commitments	139,268,474	(237,600,787)
Distributions to preferred shareholders from net investment income	(173,620)	(8,394,943)
Increase (decrease) in net assets resulting from operations	130,915,406	(275,010,763)
FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(10,308,946)	(59,418,526)
Decrease in net assets from distributions to common shareholders	(10,308,946)	(59,418,526)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions from common shares	—	279,285
Proceeds from shares sold	—	13,803
Net increase from capital share transactions	—	293,088
Net increase (decrease) in net assets	120,606,460	(334,136,201)
NET ASSETS:
Beginning of period	552,839,703	886,975,904
End of period (including undistributed net investment income of $20,407,088 and $21,095,219 respectively)	$673,446,163	$552,839,703

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENT OF CASH FLOWS for the three months ended May 31, 2009 (Unaudited)

INCREASE (DECREASE) IN CASH Cash Flows From Operating Activities:
Interest received	$12,670,218
Dividend paid to preferred shareholder	(171,786)
Arrangement fee received	20,053
Other income received	963,262
Interest paid	(178,583)
Other operating expenses paid	(3,742,520)
Purchases of securities	(18,641,475)
Proceeds on sale of securities	83,919,137
Net cash provided by operating activities	$74,838,306
Cash Flows From Financing Activities:
Dividends paid to common shareholders	$(10,308,946)
Net paydown of notes payable	(65,000,000)
Net cash flows used in financing activities	(75,308,946)
Net decrease	(470,640)
Cash at beginning of period	2,272,468
Cash at end of period	$1,801,828
Reconciliation of Net Increase In Net Assets Resulting From Operations To Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations	$130,915,406
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Change in unrealized appreciation or depreciation on investments	(144,791,877)
Change in unrealized appreciation or depreciation on foreign currencies	(5,765)
Change in unrealized appreciation or depreciation on forward foreign currency contracts	7,431,736
Change in unrealized depreciation on unfunded commitments	(1,155,514)
Change in unrealized appreciation or depreciation on other assets and liablilities	(747,054)
Net accretion of discounts on investments	(2,369,024)
Net amortization of premiums on investments	42,638
Net realized loss on sale of investments and foreign currency related transactions	17,973,883
Purchases of securities	(18,641,475)
Proceeds on sale of securities	83,919,137
Decrease in other assets	1,784
Decrease in interest receivable	1,821,411
Decrease in prepaid expenses	66,067
Increase in reimbursement due from manager	(452,669)
Decrease in deferred arrangement fees on revolving credit facilities	(50,818)
Increase in dividends payable — preferred shares	1,834
Increase in payable to affiliates	109,410
Increase in accrued trustees fees	7,761
Increase in other accrued expenses	761,435
Total adjustments	(56,077,100)
Net cash provided by operating activities	$74,838,306

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Per Share Operating Performance
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Distribution to Preferred Shareholders	Change in net asset value from Share offerings	Total from investment operations	Distribution to Common Shareholders from net investment income	Total distributions	Net asset value, end of year or period	Closing market price, end of year or period
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)
ING Prime Rate Trust
05-31-09	3.81	0.07	0.83	(0.00)*	—	0.90	(0.07)	(0.07)	4.64	4.12
02-28-09	6.11	0.46	(2.29)	(0.06)	—	(1.89)	(0.41)	(0.47)	3.81	3.50
02-29-08	7.65	0.75	(1.57)	(0.16)	—	(0.98)	(0.56)	(0.72)	6.11	5.64
02-28-07	7.59	0.71	0.06	(0.16)	—	0.61	(0.55)	(0.71)	7.65	7.40
02-28-06	7.47	0.57	0.12	(0.11)	—	0.58	(0.46)	(0.57)	7.59	7.02
02-28-05	7.34	0.45	0.16	(0.05)	—	0.56	(0.43)	(0.48)	7.47	7.56
02-29-04	6.73	0.46	0.61	(0.04)	—	1.03	(0.42)	(0.46)	7.34	7.84
02-28-03	7.20	0.50	(0.47)	(0.05)	—	(0.02)	(0.45)	(0.50)	6.73	6.46
02-28-02	8.09	0.74	(0.89)	(0.11)	—	(0.26)	(0.63)	(0.74)	7.20	6.77
02-28-01	8.95	0.88	(0.78)	(0.06)	(0.04)	—	(0.86)	(0.92)	8.09	8.12
02-29-00	9.24	0.79	(0.30)	—	—	0.49	(0.78)	(0.78)	8.95	8.25
02-28-99	9.34	0.79	(0.10)	—	0.03	0.72	(0.82)	(0.82)	9.24	9.56

	Total Investment Return(1)				Ratios to average net assets				Supplemental data
	Total Investment Return at net asset value(2)		Total Investment Return at closing market price(3)		Expenses (before interest and other fees related to revolving credit facility)(4)	Expenses, prior to fee waivers and/or recoupments, if any(4)	Expenses, net of fee waivers and/or recoupments, if any(4)	Net investment income (loss)(4)	Net assets, end of year or period	Portfolio Turnover
Year or period ended	(%)		(%)		(%)	(%)	(%)	(%)	($000's)	(%)
ING Prime Rate Trust
05-31-09	24.10		19.95		2.42	2.74	2.46	6.55	673,446	3
02-28-09	(31.93	)(5)	(32.03	)(5)	1.95	3.01	3.01	7.86	552,840	10
02-29-08	(13.28)		(17.25)		2.20	4.36	4.36	10.35	886,976	60
02-28-07	8.85		13.84		2.21	4.62	4.62	9.42	1,109,539	60
02-28-06	8.53		(0.82)		2.33	4.27	4.27	7.71	1,100,671	81
02-28-05	7.70		2.04		2.29	3.18	3.17	6.04	1,082,748	93
02-29-04	15.72		28.77		2.11	2.40	2.40	6.68	1,010,325	87
02-28-03	0.44		2.53		2.19	2.68	2.68	7.33	922,383	48
02-28-02	(3.02)		(9.20)		2.25	3.64	3.64	9.79	985,982	53
02-28-01	0.19		9.10		1.81	4.45	4.45	10.39	1,107,432	46
02-29-00	5.67		(5.88)		1.43	4.00	4.00	8.77	1,217,339	71
02-28-99	7.86		1.11		1.50	4.10	4.10	8.60	1,202,565	68

(1)  Total investment return calculations are attributable to common shares.

(2)  Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(3)  Total investment return at market value has been calculated assuming a purchase at market value at the beginning of each period and a sale at market value at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(4)  Annualized for periods less than one year.

(5)  There was no impact on total return due to payments by affiliates.

*  Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Ratios to average net assets including Preferred Shares(a)				Ratios to average net assets plus borrowings
	Expenses (before interest and other fees related to revolving credit facility)(b)	Expenses, prior to fee waivers and/or recoupments, if any(b)	Expenses, net of fee waivers and/or recoupments, if any(b)	Net investment income (loss)(b)	Expenses (before interest and other fees related to revolving credit facility)(b)	Expenses, prior to fee waivers and/or recoupments, if any(b)	Expenses, net of fee waivers and/or recoupments, if any(b)	Net investment income (loss)(b)
Year or period ended	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)
ING Prime Rate Trust
05-31-09	1.79	1.98	1.79	4.76	2.26	2.54	2.26	6.07
02-28-09	1.54	2.38	2.38	6.22	1.54	2.37	2.37	6.21
02-29-08	1.54	3.05	3.05	7.23	1.60	3.17	3.17	7.53
02-28-07	1.57	3.27	3.27	6.68	1.56	3.25	3.25	6.63
02-28-06	1.64	3.02	3.02	5.44	1.58	2.90	2.90	5.24
02-28-05	1.60	2.22	2.21	4.21	1.63	2.27	2.26	4.32
02-29-04	1.45	1.65	1.65	4.57	1.84	2.09	2.09	5.82
02-28-03	1.49	1.81	1.81	4.97	1.82	2.23	2.23	6.10
02-28-02	1.57	2.54	2.54	6.83	1.66	2.70	2.70	7.24
02-28-01	1.62	3.97	3.97	9.28	1.31	3.21	3.21	7.50
02-29-00	—	—	—	—	1.00	2.79	2.79	6.12
02-28-99	—	—	—	—	1.05	2.86	2.86	6.00

	Supplemental data
	Preferred Shares — Aggregate amount outstanding	Liquidation and market value per share of Preferred Shares	Asset coverage inclusive of Preferred Shares and debt per share(c)	Borrowings at end of period	Asset coverage per $1,000 of debt(c)	Average borrowings	Common shares outstanding at end of year or period
Year or period ended	($000's)	($)	($)	($000's)	($)	($000's)	($000's)
ING Prime Rate Trust
05-31-09	225,000	25,000	94,850	16,000	57,153	47,793	145,178
02-28-09	225,000	25,000	70,175	81,000	10,603	227,891	145,178
02-29-08	450,000	25,000	53,125	338,000	4,956	391,475	145,094
02-28-07	450,000	25,000	62,925	281,000	6,550	459,982	145,033
02-28-06	450,000	25,000	55,050	465,000	4,335	509,178	145,033
02-28-05	450,000	25,000	53,600	496,000	4,090	414,889	145,033
02-29-04	450,000	25,000	62,425	225,000	7,490	143,194	137,638
02-28-03	450,000	25,000	62,375	167,000	9,218	190,671	136,973
02-28-02	450,000	25,000	58,675	282,000	6,092	365,126	136,973
02-28-01	450,000	25,000	53,825	510,000	4,054	450,197	136,847
02-29-00	—	—	—	484,000	3,515	524,019	136,036
02-28-99	—	—	—	534,000	3,252	490,978	130,206

(a)  Ratios do not reflect the effect of dividend payments to Preferred Shareholders; income ratios reflect income earned on assets attributable to Preferred Shareholders; ratios do not reflect and add-back for the borrowings.

(b)  Annualized for periods less than one year.

(c)  Asset coverage ratios, as presented in previous annual reports, represented the coverage available for both the borrowings and preferred shares expressed in relation to each $1,000 of borrowings and preferred shares liquidation value outstanding. The Asset coverage ratio per $1,000 of debt is now presented to represent the coverage available to each $1,000 of borrowings before consideration of any preferred shares liquidation, while the Asset coverage inclusive of Preferred Shares, presents the coverage available to both borrowings and preferred shares, expressed in relation to the per share liquidation price of the preferred shares. Asset coverage, with respect to Preferred Shares, represents the total assets of the Trust, less all liabilities and indebtedness not represented by "senior securities" (i.e., the Trust's Preferred Shares and borrowings described above) in relation to the total amount of Preferred Shares and borrowings outstanding. Asset coverage, with respect to borrowings, represents the total assets of the Trust, less all liabilities and indebtedness not represented by senior securities (i.e. the Trust's Preferred Shares and borrowings described above) in relation to the total amount of only borrowings outstanding (i.e. the denominator of the borrowings ratio includes only borrowings; in contrast, the denominator of the Preferred Share ratio includes both borrowings and Preferred Shares).

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (Unaudited)

NOTE 1 — ORGANIZATION

ING Prime Rate Trust (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end, management investment company. The Trust invests primarily in senior loans, which generally are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and which contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Senior Loan and Other Security Valuation. Senior loans held by the Trust are normally valued at the average of the means of one or more bid and ask quotations obtained from an independent pricing service or other sources determined by the Trust's Board to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which reliable quotations are readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued.

The Trust has engaged independent pricing services to provide market value quotations from dealers in loans and, when such quotations are not readily available, to calculate values under the proxy procedure described above. As of May 31, 2009, over 98% of total loans were valued based on these procedures. It is expected that most of the loans held by the Trust will continue to be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above.

Prices from a pricing source may not be available for all loans and the Investment Adviser or ING Investment Management Co. ("ING IM" or the "Sub-Adviser"), may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Adviser or the Sub-Adviser that the Investment Adviser or the Sub-Adviser believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value, as defined by the 1940 Act, as determined in good faith under procedures established by the Board and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Adviser or Sub-Adviser and monitored by the Board through its Valuation, Brokerage and Proxy Committee.

In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan,

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

including price quotations for, and trading in, the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower's management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities for which the primary market is a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on a valuation date are valued at the mean between the last reported bid and ask price on such exchange. Securities, other than senior loans, for which reliable market value quotations are not readily available, and all other assets, will be valued at their respective fair values as determined in good faith by, and under procedures established by, the Board. Investments in securities maturing in 60 days or less from the date of acquistion are valued at amortized cost which approximates market value.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust's investments under these levels of classification is included following the Portfolio of Investments.

On April 9, 2009, the FASB issued FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP 157-4"). FSP 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Trust and the results of its operations due to the adoption of FSP 157-4 and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. All changes to disclosures have been made in accordance with SFAS 161 and have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.  Federal Income Taxes. It is the Trust's policy to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made by the Trust until any capital loss carryforwards have been fully utilized or expire.

C.  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Dividend income is recognized on the ex-dividend date. Interest income is recorded on an accrual basis at the then-current interest rate of the loan. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectable, accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. For all loans, except revolving credit facilities, fees received are treated as discounts and are accreted whereas premiums are amortized. Fees associated with revolving credit facilities are deferred and recognized over the shorter of four years or the actual term of the loan.

D.  Foreign Currency Translation. The books and records of the Trust are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

E.  Forward Foreign Currency Contracts. The Trust may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. A forward foreign currency contract is an agreement

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Trust as an unrealized gain or loss and is reported in the Statement of Assets and Liabilities. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency and are included in the Statement of Operations. These instruments may involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. In addition, the Trust could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. Open forward foreign currency contracts are presented following the Portfolio of Investments.

F.  Distributions to Common Shareholders. The Trust declares and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Trust may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. The Trust records distributions to its shareholders on the ex-dividend date.

G.  Dividend Reinvestments. Pursuant to the Trust's Shareholder Investment Program (the "Program"), PNC Global Investment Servicing (U.S.) Inc. ("PNC"), the Program administrator, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Trust's common shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new shares are issued by the Trust at the greater of (i) NAV or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Share Offerings. The Trust issues shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

NOTE 3 — INVESTMENTS

For the three months ended May 31, 2009, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $25,483,733 and $81,949,218, respectively. At May 31, 2009, the Trust held senior loans valued at $904,594,442 representing 99.1% of its total investments. The market value of these assets is established as set forth in Note 2.

The senior loans acquired by the Trust typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (Unaudited) (continued)

NOTE 3 — INVESTMENTS (continued)

Common and preferred shares, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

Dates of acquisition and cost or assigned basis of restricted securities are as follows:

	Date of Acquisition	Cost or Assigned Basis
Allied Digital Technologies Corporation (Residual Interest in Bankruptcy Estate)	06/05/02	$100
Block Vision Holdings Corporation (571 Common Shares)	09/17/02	—
Boston Chicken, Inc. (Residual Interest in Boston Chicken Plan Trust)	12/26/00	9,793
Cedar Chemical (Liquidation Interest)	12/31/02	—
Decision One Corporation (1,752,103 Common Shares)	05/17/05	1,116,773
Enterprise Profit Solutions (Liquidation Interest)	10/21/02	—
EquityCo, LLC (Warrants for 28,752 Common Shares)	02/25/02	—
Euro United Corporation (Residual Interest in Bankruptcy Estate)	06/21/02	100
Grand Union Company (Residual Interest in Bankruptcy Estate)	07/01/02	2,576
IT Group, Inc. (Residual Interest in Bankruptcy Estate)	09/12/03	25
Kevco Inc. (Residual Interest in Bankruptcy Estate)	06/05/02	25
Lincoln Paper & Tissue (Warrants for 291 Common Shares, Expires August 14, 2015)	08/25/05	—
Lincoln Pulp and Eastern Fine (Residual Interest in Bankruptcy Estate)	06/08/04	—
Norwood Promotional Products, Inc. (104,148 Common Shares)	08/23/04	—
Norwood Promotional Products, Inc. (Contingent Value Rights)	12/14/07	32,939
Safelite Realty Corporation (57,804 Common Shares)	10/12/00	377,999
Transtar Metals (Residual Interest in Bankruptcy Estate)	01/09/03	—
TSR Wireless, LLC (Residual Interest in Bankruptcy Estate)	10/15/02	40,230
US Office Products Company (Residual Interest in Bankruptcy Estate)	02/11/04	—
Promotional Holdings, Inc. (Escrow Interest in Norwood Promotional Products, Inc.)	05/20/09	1,212,069
Total Restricted Securities excluding senior loans (market value $1,638,835 was 0.24% of net assets at May 31, 2009)		$2,792,629

NOTE 4 — MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Trust has entered into an investment management agreement ("Investment Advisory Agreement") with the Investment Adviser, an Arizona limited liability company, to provide advisory and management services. The Investment Advisory Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Trust's Managed Assets. For purposes of the Investment Advisory Agreement, "Managed Assets" shall mean the Trust's average daily gross asset value, minus the sum of the Trust's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding preferred shares).

The Investment Adviser entered into a Sub-Advisory agreement with ING IM, a Connecticut corporation. Subject to such policies as the Board or the Investment Adviser may determine, ING IM

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (Unaudited) (continued)

NOTE 4 — MANAGEMENT AND ADMINISTRATION AGREEMENTS (continued)

manages the Trust's assets in accordance with the Trust's investment objectives, policies, and limitations.

The Trust has also entered into an administration agreement with ING Funds Services, LLC (the "Administrator") to provide administrative services and also to furnish facilities. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Trust's Managed Assets.

The Investment Adviser, ING IM and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank's core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep's Debt/Equity ratio.

NOTE 5 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At May 31, 2009, the Trust had the following amounts recorded in payables to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued Investment Management Fees	Accrued Administrative Fees	Total
$611,761	$191,175	$802,936

The ING Funds have adopted a retirement policy under which any Trustee, who as of May 9, 2007, had served for at least five (5) years as an Independent Trustee shall be entitled to a retirement payment ("Retirement Benefit") if such Trustee: (a) retires in accordance with the retirement policy; (b) dies; or (c) becomes disabled. The Retirement Benefit shall be made promptly to, as applicable, the Trustee or the Trustee's estate, after such retirement, death or disability in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability. The annual compensation determination shall be based upon the annual Board membership retainer fee (but not any separate annual retainer fees for chairpersons of committees and of the Board). This amount shall be paid by the Trust or ING Funds on whose Board the Trustee was serving at the time of his or her retirement. The retiring Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

During the year ended February 28, 2009, the Trust's sub-adviser reimbursed the Trust for compensation received by an affiliate of the sub-adviser in connection with two loans the Trust purchased from that affiliate. Those purchases were conducted in a manner that was determined to be inconsistent with applicable regulations. The amount reimbursed to the Trust was $298,074.

NOTE 6 — COMMITMENTS

The Trust has entered into a $125 million 364-day revolving credit agreement which matures August 19, 2009, collateralized by assets of the Trust. Borrowing rates under this agreement are based on a fixed spread over LIBOR. Prepaid arrangement fees for this facility are amortized over the term of the agreement. The amount of borrowings outstanding at May 31, 2009, was $16 million. Weighted average interest rate on outstanding borrowings was 0.82%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 1.72% of total assets at May 31, 2009. Average borrowings for the three months ended May 31, 2009 were $47,793,478 and the average annualized interest rate was 1.48% excluding other fees related to the unused portion of the facilities, and other fees.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (Unaudited) (continued)

NOTE 6 — COMMITMENTS (continued)

As of May 31, 2009, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Calpine Corporation	$577,500
Cengage Learning, Inc.	3,111,111
Coleto Creek Power	3,875,000
Kerasotes Theatres, Inc.	$825,000
Lyondell Chemical Co.	1,094,314
Sturm Foods, Inc.	500,000
$9,982,925

The unrealized depreciation on these commitments of $1,313,421 as of May 31, 2009 is reported as such on the Statement of Assets and Liabilities.

NOTE 7 — RIGHTS AND OTHER OFFERINGS

As of May 31, 2009, outstanding share offerings pursuant to shelf registrations were as follows:

Registration Date	Shares Registered	Shares Remaining
9/15/98	25,000,000	12,368,668
3/04/99	5,000,000	3,241,645

On November 2, 2000, the Trust issued 3,600 shares each of Series M, Series W and Series F Auction Rate Cumulative Preferred Shares, $0.01 Par Value, $25,000 liquidation preference, for a total issuance of $270 million. Also, on November 16, 2000, the Trust issued 3,600 shares of Series T and Series Th Auction Rate Cumulative Preferred Shares, $0.01 Par Value, $25,000, liquidation preference, for a total issuance of $180 million. The Trust used the net proceeds of the offering to partially pay down the then existing indebtedness and to purchase additional senior loans. Preferred Shares pay dividends based on a rate set at auctions, normally held every 7 days. In most instances dividends are also payable every 7 days, on the first business day following the end of the rate period. Preferred shares have no stated conversion, redemption or liquidation date, but may be redeemed at the election of the Trust. Such shares may only be redeemed by the Preferred Shareholders if the Trust fails to meet certain credit quality thresholds within its portfolio.

Since early February 2008, for the first time in the history of its auction rate preferred shares program, the Trust has not received sufficient hold orders and purchase requests for its preferred shares during their weekly auctions that equaled the full amount of such shares. As a result the amount sold, if any, by each selling shareholder is reduced pro rata or to zero. In addition, the dividend rates on each series of preferred shares, which are normally set weekly by means of a Dutch Auction procedure, automatically reset to the maximum rate permitted under the preferred shares program. That maximum rate is 150% of the applicable commercial paper base rate on the days of each weekly auction.

On June 9, 2008, the Trust announced the approval by the Board of a partial redemption of its outstanding Preferred Shares. The Trust redeemed approximately $225 million of the $450 million of its outstanding Preferred Shares as itemized below. The Preferred Shares were redeemed using proceeds available through the Trust's existing bank loan facility. Redemption costs and the on-going costs of obtaining leverage through a bank loan facility may reduce returns to Common Shares and may be higher than the costs of leverage obtained through the Preferred Shares. The Trust and the Board will continue to closely monitor the situation and evaluate potential options to restore liquidity to and/or provide additional refinancing options for this market in the context of regulatory guidelines, as well as the economic and tax implications for both its Common and Preferred shareholders.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (Unaudited) (continued)

NOTE 7 — RIGHTS AND OTHER OFFERINGS (continued)

Preferred Shares	Total Shares Redeemed	Total Liquidation Preference	Redemption Date
Series M	1,800	$45,000,000	07/15/08
Series T	1,800	$45,000,000	07/16/08
Series W	1,800	$45,000,000	07/17/08
Series Th	1,800	$45,000,000	07/18/08
Series F	1,800	$45,000,000	07/21/08
Totals	9,000	$225,000,000

NOTE 8 — CUSTODIAL AGREEMENT

State Street Bank and Trust Company ("SSB") serves as the Trust's custodian and recordkeeper. Custody fees paid to SSB are reduced by earnings credits based on the cash balances held by SSB for the Trust. There were no earnings credits for the three months ended May 31, 2009.

NOTE 9 — SUBORDINATED LOANS AND UNSECURED LOANS

The Trust may invest in subordinated loans and in unsecured loans. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a senior loan from the same borrower. The Trust will acquire unsecured loans only where the Investment Adviser believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. Subject to the aggregate 20% limit on other investments, the Trust may invest up to 20% of its total assets in unsecured floating rate loans, notes and other debt instruments and 5% of its total assets in floating rate subordinated loans. As of May 31, 2009, the Trust held 0.7% of its total assets in subordinated loans and unsecured loans.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Prime Rate Trust
	Three Months Ended May 31, 2009	Year Ended February 28, 2009
Number of Shares
Reinvestment of distributions from common shares	—	79,343
Proceeds from shares sold	—	3,921
Net increase in shares outstanding	—	83,264
Dollar Amount ($)
Reinvestment of distributions from common shares	$—	$279,285
Proceeds from shares sold	—	13,803
Net increase	$—	$293,088

NOTE 11 — FEDERAL INCOME TAXES

During the quarter ended May 31, 2009, the Trust accrued a Federal excise tax liability in the amount of $452,669. Concurrently, the Trust recorded a receivable due from the Investment Adviser of $452,669 as the tax expense will be fully reimbursed by the Investment Adviser. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (Unaudited) (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Trust from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Three Months Ended May 31, 2009	Year Ended February 28, 2009
Ordinary Income	Ordinary Income
$10,482,566	$67,813,469

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 28, 2009 were:

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
$22,601,908	$(438,484,412)	$(76,149,326)	$(47,376,376)	2010
			(97,064,717)	2011
			(57,686,392)	2012
			(22,421,058)	2013
			(560,828)	2014
			(41,585,301)	2017
			$(266,694,672)

The Trust's major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

NOTE 12 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING's internal review related to mutual fund trading has been completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (Unaudited) (continued)

NOTE 12 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that the indemnification commitments made by ING Funds related to mutual fund trading have been settled and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anticompetitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (Unaudited) (continued)

NOTE 12 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 13 — SUBSEQUENT EVENTS

Subsequent to May 31, 2009, the Trust paid to Common Shareholders the following dividends from net investment income:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.0230	5/29/09	6/10/09	6/22/09
$0.0220	6/30/09	7/10/09	7/22/09

Subsequent to May 31, 2009, the Trust paid to Preferred Shareholders the following dividends from net investment income:

Preferred Shares	Total Per Share Amount	Auction Dates	Record Dates	Payable Dates	Average Rate
Series M	$15.43	06/01/09 — 07/27/09	06/08/09 — 08/03/09	06/09/09 — 08/04/09	0.35%
Series T	$12.93	06/02/09 — 07/21/09	06/09/09 — 07/28/09	06/10/09 — 07/29/09	0.33%
Series W	$10.80	06/03/09 — 07/22/09	06/10/09 — 07/29/09	06/11/09 — 07/30/09	0.28%
Series Th	$13.85	06/04/09 — 07/23/09	06/11/09 — 07/30/09	06/12/09 — 07/31/09	0.37%
Series F	$13.30	06/05/09 — 07/24/09	06/12/09 — 07/31/09	06/15/09 — 08/03/09	0.34%

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited)

Senior Loans*: 134.3%			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Aerospace & Defense: 2.1%
		Avio Group	NR	NR
	$553,772	Term Loan, 3.743%, maturing December 13, 2014			$383,487
EUR	705,000	Term Loan, 3.066%, maturing December 15, 2014			685,556
	$590,346	Term Loan, 4.288%, maturing December 13, 2015			408,814
EUR	705,000	Term Loan, 3.691%, maturing December 14, 2015			688,379
		Delta Airlines, Inc.	Ba2	BB-
	$1,470,000	Term Loan, 2.414%, maturing April 30, 2012			1,257,463
		Delta Airlines, Inc.	B2	B
	5,428,523	Term Loan, 3.664%, maturing April 30, 2014			3,514,969
		McKechnie Aerospace DE, Inc.	B1	B+
	958,987	Term Loan, 2.320%, maturing May 11, 2014			799,555
		Transdigm, Inc.	Ba3	BB-
	3,000,000	Term Loan, 3.227%, maturing June 23, 2013			2,795,001
		United Airlines, Inc.	B3	B+
	4,104,572	Term Loan, 2.375%, maturing February 01, 2014			2,498,658
		Wesco Aircraft Hardware Corporation	B1	BB-
	1,458,750	Term Loan, 2.570%, maturing September 29, 2013			1,204,928
					14,236,810
Automobile: 2.1%
		Dollar Thrifty Automotive Group, Inc.	Caa3	CCC-
	474,375	Term Loan, 2.819%, maturing June 15, 2014			237,187
		Ford Motor Company	Caa1	CCC+
	9,632,178	Term Loan, 3.613%, maturing December 16, 2013			6,887,007
		KAR Holdings, Inc.	Ba3	B+
	3,307,011	Term Loan, 3.051%, maturing October 18, 2013			2,860,565
		Oshkosh Truck Corporation	B2	B+
	3,671,207	Term Loan, 7.243%, maturing December 06, 2013			3,168,920
		TRW Automotive, Inc.	B1	BB
	1,333,333	Term Loan, 1.938%, maturing February 09, 2014			1,175,556
					14,329,235
Beverage, Food & Tobacco: 3.6%
		ARAMARK Corporation	Ba3	BB
	1,932,500	Term Loan, 3.095%, maturing January 26, 2014			1,681,275

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Beverage, Food & Tobacco: (continued)
	$11,180,905	Term Loan, 3.095%, maturing January 27, 2014			$10,219,347
	1,089,534	Term Loan, 4.063%, maturing January 27, 2014			995,834
		Pinnacle Foods Holding Corporation	B2	B
	5,600,250	Term Loan, 3.161%, maturing April 02, 2014			4,781,213
		Sturm Foods, Inc.	B2	B-
	2,940,000	Term Loan, 3.625%, maturing January 31, 2014			2,499,000
		United Biscuits	NR	NR
GBP	1,476,692	Term Loan, 4.166%, maturing December 15, 2014			2,042,360
		Van Houtte, Inc.	Ba3	BB-
	$648,450	Term Loan, 3.720%, maturing July 19, 2014			596,574
	88,425	Term Loan, 3.720%, maturing July 19, 2014			81,351
		Wm. Wrigley Jr. Company	Baa3	BBB
	1,481,250	Term Loan, 6.500%, maturing October 06, 2014			1,486,338
					24,383,292
Buildings & Real Estate: 1.4%
		Capital Automotive, L.P.	Ba1	B
	1,876,708	Term Loan, 2.170%, maturing December 15, 2010			1,354,358
		Contech Construction Products, Inc.	B1	B
	1,651,129	Term Loan, 2.390%, maturing January 31, 2013			1,166,110
		Custom Building Products, Inc.	Ba3	BB-
	2,960,975	Term Loan, 8.000%, maturing October 29, 2011			2,524,231
		John Maneely Company	B2	B
	4,031,721	Term Loan, 4.064%, maturing December 09, 2013			3,200,178
		KCPC Acquisition, Inc.	Ba2	B-
	522,257	Term Loan, 2.563%, maturing May 22, 2014			365,580
	189,655	Term Loan, 2.810%, maturing May 22, 2014			132,758
		Tishman Speyer	NR	CCC
	1,500,000	Term Loan, 2.070%, maturing December 27, 2012			540,000
					9,283,215

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Cargo Transport: 1.5%
			Baker Tanks, Inc.	B1	B
	$1,960,000		Term Loan, 2.588%, maturing May 08, 2014			$1,572,900
			Dockwise Transport, N.V.	NR	NR
	1,084,197		Term Loan, 3.220%, maturing January 11, 2015			702,017
	866,510		Term Loan, 3.220%, maturing January 11, 2015			561,065
	1,084,197		Term Loan, 4.095%, maturing January 11, 2016			702,017
	866,510		Term Loan, 4.095%, maturing January 11, 2016			561,065
	560,000		Term Loan, 5.720%, maturing July 11, 2016			191,334
	500,000		Term Loan, 5.720%, maturing July 11, 2016			170,834
		(2)	Gainey Corporation	NR	NR
	749,586	(3)	Term Loan, 6.344%, maturing April 20, 2012			88,076
			Inmar, Inc.	B1	B
	510,971		Term Loan, 2.570%, maturing April 30, 2013			457,319
			Railamerica Transportation Corporation	NR	NR
	194,560		Term Loan, 5.200%, maturing August 14, 2009			187,750
	3,005,440		Term Loan, 5.200%, maturing August 14, 2009			2,900,250
			TNT Logistics	B1	B
	1,882,275		Term Loan, 3.319%, maturing November 04, 2013			1,068,191
	723,070		Term Loan, 4.220%, maturing November 04, 2013			402,509
		(2)	US Shipping Partners, L.P.	NR	NR
	1,767,632	(3)	Term Loan, 12.000%, maturing March 21, 2012			870,559
						10,435,886
	Cellular: 0.9%
			Cricket Communications, Inc.	Ba2	B+
	5,835,000		Term Loan, 5.750%, maturing June 16, 2013			5,892,947
						5,892,947
Chemicals, Plastics & Rubber: 7.1%
			AZ Chem US, Inc.	B1	BB-
EUR	707,090		Term Loan, 3.775%, maturing February 26, 2013			849,490
			Borsodchem Nyrt.	NR	NR
EUR	804,394		Term Loan, 4.555%, maturing March 26, 2015			335,110
EUR	804,394		Term Loan, 5.055%, maturing March 26, 2016			335,110

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Chemicals, Plastics & Rubber: (continued)
		Brenntag Holding GmbH & Co. KG	B1	B+
$1,158,699		Term Loan, 2.367%, maturing January 20, 2014			$1,002,275
3,603,005		Term Loan, 3.134%, maturing January 20, 2014			3,116,599
		Celanese	Ba2	BB+
3,200,000		Term Loan, 1.911%, maturing April 02, 2014			2,917,456
		Cristal Inorganic Chemicals, Inc.	B1	B
2,601,442		Term Loan, 3.470%, maturing May 15, 2014			1,729,959
		Hexion Specialty Chemicals, Inc.	B1	B-
1,164,000		Term Loan, 2.350%, maturing May 05, 2013			670,593
2,437,500		Term Loan, 3.312%, maturing May 05, 2013			1,404,271
6,120,918		Term Loan, 3.500%, maturing May 05, 2013			3,526,328
1,328,284		Term Loan, 3.500%, maturing May 05, 2013			765,239
982,500		Term Loan, 3.500%, maturing May 06, 2013			584,588
		Ineos US Finance, LLC	Caa1	CCC+
1,723,353		Term Loan, 7.001%, maturing December 17, 2012			1,137,413
2,714,710		Term Loan, 7.501%, maturing December 16, 2013			1,757,775
2,713,966		Term Loan, 8.001%, maturing December 16, 2014			1,757,293
		ISP Chemco, Inc.	Ba3	BB-
3,438,750		Term Loan, 2.125%, maturing June 04, 2014			3,131,412
		JohnsonDiversey, Inc.	Ba2	BB-
495,950		Term Loan, 3.016%, maturing December 16, 2010			468,673
2,522,944		Term Loan, 2.688%, maturing December 16, 2011			2,384,182
		Kraton Polymers, LLC	B1	B
1,989,744		Term Loan, 3.250%, maturing May 13, 2013			1,437,590
	(2)	Lyondell Chemical Company	Ba1	NR
2,189,639		Term Loan, 8.668%, maturing December 15, 2009			2,252,318
	(2)	Lyondell Chemical Company	Ba3	NR
5,282,336	(5)	Term Loan, 5.940%, maturing December 15, 2009			4,256,680
	(2)	Lyondell Chemical Company	Caa2	C
833,935	(5)	Revolver, 5.750%, maturing December 20, 2013			366,931
222,747	(5)	Revolver, 5.750%, maturing December 20, 2013			99,122
525,398	(5)	Term Loan, 5.750%, maturing December 20, 2013			231,175
1,588,881	(5)	Term Loan, 5.750%, maturing December 20, 2013			699,108
638,439	(5)	Term Loan, 6.000%, maturing December 20, 2013			264,952

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Chemicals, Plastics & Rubber: (continued)
	$638,439	(5)	Term Loan, 6.000%, maturing December 20, 2013			$264,952
	638,439	(5)	Term Loan, 6.000%, maturing December 20, 2013			264,952
	2,770,367	(5)	Term Loan, 7.000%, maturing December 20, 2013			1,218,961
	2,770,367	(5)	Term Loan, 7.000%, maturing December 20, 2013			1,218,961
	2,770,367	(5)	Term Loan, 7.000%, maturing December 20, 2013			1,218,961
			MacDermid, Inc.	B2	B+
EUR	729,117		Term Loan, 3.179%, maturing April 11, 2014			535,878
	$1,599,272		Term Loan, 2.319%, maturing April 12, 2014			1,107,496
		(2)	Northeast Biofuels, LLC	NR	D
	115,095	(3)	Term Loan, 10.750%, maturing June 28, 2013			17,264
			Polypore, Inc.	Ba2	BB-
	3,275,000		Term Loan, 2.590%, maturing July 03, 2014			2,857,437
			Rockwood Specialties Group, Inc.	Ba2	BB
	1,809,564		Term Loan, 2.069%, maturing July 30, 2012			1,700,990
						47,887,494
Containers, Packaging & Glass: 3.5%
			Berry Plastics Corporation	B1	B+
	2,841,346		Term Loan, 2.382%, maturing April 03, 2015			2,284,916
			Graham Packaging Company	B1	B+
	9,827,682		Term Loan, 2.688%, maturing October 07, 2011			9,315,237
			Graphic Packaging International, Inc.	Ba3	BB-
	3,790,864		Term Loan, 3.042%, maturing May 16, 2014			3,514,249
			Mauser AG	NR	NR
	842,699		Term Loan, 2.695%, maturing June 13, 2015			419,594
EUR	625,000		Term Loan, 3.317%, maturing June 15, 2015			439,847
	$842,699		Term Loan, 2.945%, maturing June 13, 2016			419,594
EUR	625,000		Term Loan, 3.567%, maturing June 13, 2016			439,847
			Owens-Illinois	Baa3	BBB-
EUR	654,375		Term Loan, 2.345%, maturing June 14, 2013			827,780
			Pro Mach, Inc.	B1	B
	$2,334,825		Term Loan, 2.570%, maturing December 14, 2011			2,101,343
		(2)	Smurfit-Stone Container Corporation	NR	D
	200,000	(5)	Revolver, 3.169%, maturing November 01, 2009			169,000
	603,062	(5)	Revolver, 2.932%, maturing November 02, 2009			509,587
	121,035	(5)	Term Loan, 4.500%, maturing November 01, 2010			99,854
	259,619	(5)	Term Loan, 2.653%, maturing November 01, 2011			217,755

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Containers, Packaging & Glass: (continued)
	$137,741	(5)	Term Loan, 2.690%, maturing November 01, 2011			$113,636
	78,494	(5)	Term Loan, 2.690%, maturing November 01, 2011			65,837
			Tegrant Holding Company	Caa3	CC
	500,000		Term Loan, 6.720%, maturing March 08, 2015			112,500
			Xerium Technologies, Inc.	Caa1	B-
	4,161,911		Term Loan, 6.720%, maturing May 18, 2012			2,434,718
						23,485,294
Data and Internet Services: 6.3%
			Activant Solutions, Inc.	B1	B+
	891,915		Term Loan, 2.794%, maturing May 02, 2013			671,909
			Amadeus IT Group, S.A.	NR	NR
EUR	768,581		Term Loan, 2.932%, maturing July 01, 2013			825,597
EUR	768,581		Term Loan, 3.432%, maturing July 01, 2014			825,597
			Audatex	Ba3	BB-
	$1,077,038		Term Loan, 3.125%, maturing May 16, 2014			1,031,264
			Carlson Wagonlit Holdings, B.V.	B2	B-
	2,632,692		Term Loan, 3.289%, maturing August 03, 2012			1,632,269
			First Data Corporation	B1	B+
	2,432,071		Term Loan, 3.059%, maturing September 24, 2014			1,793,805
	2,241,187		Term Loan, 3.059%, maturing September 24, 2014			1,653,016
	1,675,833		Term Loan, 3.059%, maturing September 24, 2014			1,237,235
			L-1 Identity Solutions Operating Company	Ba3	BB+
	487,500		Term Loan, 6.750%, maturing August 05, 2013			484,250
			Mitchell International, Inc.	Caa1	CCC+
	250,000		Term Loan, 6.500%, maturing March 30, 2015			136,250
			Orbitz Worldwide, Inc.	B2	BB-
	6,372,651	(5)	Term Loan, 3.836%, maturing July 25, 2014			4,062,565
			Reynolds & Reynolds Company	Ba2	BB
	7,212,124		Term Loan, 2.319%, maturing October 26, 2012			5,291,896
			Sabre, Inc.	B1	B
	11,958,689		Term Loan, 3.038%, maturing September 30, 2014			8,336,916
			Sitel, LLC	B3	B+
	2,261,385		Term Loan, 6.391%, maturing January 30, 2014			1,594,277
			Sungard Data Systems, Inc.	Ba3	BB
	7,042,752		Term Loan, 2.477%, maturing February 28, 2014			6,435,314

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Data and Internet Services: (continued)
	$1,490,006		Term Loan, 6.750%, maturing February 28, 2014			$1,474,042
			Transaction Network Services, Inc.	B1	BB
	2,047,018		Term Loan, 9.500%, maturing March 28, 2014			2,000,961
	750,000		Term Loan, 9.500%, maturing March 28, 2014			733,125
			Travelport, Inc.	Ba2	BB-
	982,500		Term Loan, 2.819%, maturing August 23, 2013			730,910
	1,445,156		Term Loan, 3.146%, maturing August 23, 2013			1,068,062
	289,971		Term Loan, 3.720%, maturing August 23, 2013			214,307
						42,233,567
Diversified / Conglomerate Manufacturing: 2.9%
			BOC Edwards	B3	B
	3,193,125		Term Loan, 2.428%, maturing May 31, 2014			2,017,656
			Brand Services, Inc.	B1	B
	2,814,817		Term Loan, 3.493%, maturing February 07, 2014			2,251,854
	1,231,250		Term Loan, 4.492%, maturing February 07, 2014			1,003,469
			Brand Services, Inc.	Caa1	CCC+
	1,600,000		Term Loan, 6.463%, maturing February 07, 2015			724,000
			Dresser, Inc.	B2	B+
	4,852,885		Term Loan, 3.104%, maturing May 04, 2014			4,241,076
			EPD, Inc.	B2	B+
	432,031		Term Loan, 2.890%, maturing July 31, 2014			267,139
	3,016,563		Term Loan, 2.890%, maturing July 31, 2014			1,865,240
		(2)	Ferretti, S.P.A	NR	NR
EUR	577,667	(3)	Term Loan, 3.435%, maturing January 23, 2015			192,018
EUR	577,667	(3)	Term Loan, 3.935%, maturing January 25, 2016			192,018
			Mueller Group, Inc.	B1	BB-
	$1,730,294		Term Loan, 2.628%, maturing May 24, 2014			1,469,308
			Rexnord Corporation / RBS Global, Inc.	B1	BB-
	958,678		Term Loan, 2.375%, maturing July 19, 2013			766,542
			Sensata Technologies	B3	B
	4,084,500		Term Loan, 2.803%, maturing April 26, 2013			2,913,609
			Sensus Metering Systems, Inc.	Ba2	BB
	1,382,609		Term Loan, 2.651%, maturing December 17, 2010			1,278,913
			Textron Fastening Systems	B2	CCC+
	487,500		Term Loan, 4.720%, maturing August 11, 2013			225,469
						19,408,311

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

		Bank Loan Ratings† (Unaudited)		Market
Principal Amount	Borrower/Tranche Description	Moody's	S&P	Value
Diversified / Conglomerate Service: 3.1%
	Affinion Group	Ba2	BB
$3,899,193	Term Loan, 2.428%, maturing October 17, 2012			$3,614,065
	AlixPartners, LLP	B1	BB-
2,578,769	Term Loan, 2.446%, maturing October 12, 2013			2,449,831
	Brickman Group	Ba3	BB-
1,935,941	Term Loan, 2.319%, maturing January 23, 2014			1,689,109
	Brock Holdings, Inc.	Caa1	B
1,470,000	Term Loan, 3.229%, maturing February 26, 2014			1,073,100
	Catalina Marketing Corporation	Ba3	BB-
1,473,750	Term Loan, 3.395%, maturing October 01, 2014			1,353,087
	Coach America Holdings, Inc.	B2	B
2,105,351	Term Loan, 3.070%, maturing April 18, 2014			1,407,075
442,989	Term Loan, 3.870%, maturing April 20, 2014			296,064
	Intergraph Corporation	Ba3	BB-
1,884,107	Term Loan, 2.664%, maturing May 29, 2014			1,733,378
	Valleycrest Companies, LLC	B1	BB-
1,839,649	Term Loan, 3.260%, maturing March 12, 2014			1,333,746
	Vertafore, Inc.	B1	B
1,038,000	Term Loan, 3.161%, maturing January 31, 2012			960,150
	West Corporation	B1	BB-
5,342,978	Term Loan, 2.733%, maturing October 24, 2013			4,651,362
				20,560,967
Diversified Nat'l Rsrcs, Precious Metals & Minerals: 1.7%
	Georgia Pacific Corporation	Ba2	BB+
12,002,141	Term Loan, 3.229%, maturing December 20, 2012			11,179,250
				11,179,250
Ecological: 0.1%
	Synagro Technologies, Inc.	B2	CC
884,250	Term Loan, 2.341%, maturing March 31, 2014			683,820
	Synagro Technologies, Inc.	Caa2	D
485,000	Term Loan, 5.090%, maturing October 02, 2014			226,737
				910,557
Electronics: 2.5%
	Aeroflex, Inc.	Ba3	BB-
1,000,000	Term Loan, 4.101%, maturing August 15, 2014			725,000
	Brocade Communications Systems, Inc.	Ba2	BB+
3,028,409	Term Loan, 7.000%, maturing October 07, 2013			3,000,647

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Electronics: (continued)
			Decision One	NR	NR
	$1,761,366		Term Loan, 12.000%, maturing November 30, 2013			$1,761,366
			Freescale Semiconductor, Inc.	B2	B-
	5,008,996		Term Loan, 2.168%, maturing November 29, 2013			3,123,665
			Infor Global Solutions	B1	B+
	491,250		Term Loan, 3.070%, maturing July 28, 2012			362,297
EUR	733,125		Term Loan, 3.929%, maturing July 28, 2012			720,158
	$615,520		Term Loan, 4.070%, maturing July 28, 2012			466,256
	1,179,747		Term Loan, 4.070%, maturing July 28, 2012			893,658
			Infor Global Solutions	Caa2	CCC+
EUR	500,000		Term Loan, 7.223%, maturing March 02, 2014			219,077
			Kronos, Inc.	Ba3	B+
	$3,196,457		Term Loan, 3.470%, maturing June 11, 2014			2,565,157
			NXP, B.V.	C	CCC+
	1,750,000		Floating Rate Note, 3.881%, maturing October 15, 2013			494,375
EUR	1,500,000		Floating Rate Note, 5.362%, maturing October 15, 2013			551,226
			ON Semiconductor	Baa3	BB
	$1,960,000		Term Loan, 2.069%, maturing September 03, 2013			1,636,600
						16,519,482
Finance: 1.0%
			LPL Holdings, Inc.	Ba3	B+
	7,356,140		Term Loan, 2.615%, maturing June 28, 2013			6,427,428
						6,427,428
Foreign Cable, Foreign TV, Radio and Equipment: 4.0%
			Levana Holding 4 GmbH	NR	NR
EUR	728,399	(3)	Term Loan, 0.000%, maturing March 02, 2015			259,239
EUR	728,398	(3)	Term Loan, 0.000%, maturing March 02, 2016			259,239
			Numericable/YPSO France SAS	NR	NR
EUR	510,581	(5)	Term Loan, 3.686%, maturing July 28, 2016			530,416
EUR	833,053	(5)	Term Loan, 3.686%, maturing July 28, 2016			865,416
EUR	1,323,033	(5)	Term Loan, 3.686%, maturing July 28, 2016			1,374,431
EUR	463,250	(5)	Term Loan, 3.936%, maturing July 28, 2016			481,247
EUR	870,083	(5)	Term Loan, 3.936%, maturing July 28, 2016			903,885
			ProSiebenSat.1 Media AG	NR	NR
SEK	2,269,914		Term Loan, 2.503%, maturing July 02, 2014			206,657
EUR	64,583		Term Loan, 3.017%, maturing July 02, 2014			63,061
EUR	1,190,021		Term Loan, 3.625%, maturing July 02, 2014			1,161,963
EUR	801,232		Term Loan, 3.142%, maturing July 03, 2015			785,802
EUR	36,050		Term Loan, 3.142%, maturing July 03, 2015			35,355

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Foreign Cable, Foreign TV, Radio and Equipment: (continued)
			UPC Financing Partnership	Ba3	B+
	$1,944,864		Term Loan, 2.161%, maturing December 31, 2014			$1,817,232
EUR	3,078,704		Term Loan, 2.946%, maturing December 31, 2014			3,767,619
EUR	4,268,168		Term Loan, 4.696%, maturing December 31, 2016			5,293,629
	$1,055,136		Term Loan, 3.911%, maturing December 31, 2016			1,009,414
			Virgin Media Investment Holdings, Ltd.	Ba2	BB
GBP	730,970		Term Loan, 3.809%, maturing September 03, 2012			1,069,640
GBP	371,680		Term Loan, 3.809%, maturing September 03, 2012			543,885
GBP	2,109,972		Term Loan, 3.889%, maturing September 03, 2012			3,087,553
GBP	2,540,227		Term Loan, 3.889%, maturing September 03, 2012			3,717,152
						27,232,835
Gaming: 3.9%
			Cannery Casino Resorts, LLC	B1	BB
	$611,773		Term Loan, 2.558%, maturing May 18, 2013			513,889
	505,764		Term Loan, 2.657%, maturing May 18, 2013			424,842
			CCM Merger, Inc.	B3	B+
	3,036,424		Term Loan, 8.500%, maturing July 13, 2012			2,326,660
			Centaur, LLC	B3	CCC
	1,108,075		Term Loan, 9.250%, maturing October 30, 2014			700,857
			Fontainebleau Las Vegas, LLC	Caa2	CCC
	633,333		Term Loan, 4.316%, maturing June 06, 2014			91,042
	1,266,667		Term Loan, 5.277%, maturing June 06, 2014			177,333
			Golden Nugget, Inc.	B3	B-
	1,834,127		Term Loan, 2.320%, maturing June 30, 2014			1,118,818
	1,046,326		Term Loan, 2.476%, maturing June 30, 2014			638,259
			Green Valley Ranch Gaming, LLC	Caa3	CCC+
	1,415,455		Term Loan, 3.459%, maturing February 16, 2014			796,193
			Green Valley Ranch Gaming, LLC	Ca	CC
	750,000		Term Loan, 3.599%, maturing August 16, 2014			90,000
			Harrahs Operating Company, Inc.	Caa1	B-
	1,485,000		Term Loan, 4.088%, maturing January 28, 2015			1,148,223
	1,980,000		Term Loan, 4.090%, maturing January 28, 2015			1,529,550
			Isle of Capri Casinos, Inc.	B1	B+
	853,237	(5)	Term Loan, 2.970%, maturing November 25, 2013			726,318

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Gaming: (continued)
$1,207,973	(5)	Term Loan, 2.069%, maturing July 26, 2014			$1,028,287
3,019,932	(5)	Term Loan, 2.970%, maturing July 26, 2014			2,570,717
		Las Vegas Sands, LLC	B3	B-
1,588,000		Term Loan, 2.070%, maturing May 23, 2014			1,147,330
6,288,000		Term Loan, 2.070%, maturing May 23, 2014			4,543,080
		New World Gaming Partners, Ltd.	B1	B+
708,333		Term Loan, 3.708%, maturing September 30, 2014			430,903
3,497,396		Term Loan, 3.708%, maturing September 30, 2014			2,127,581
		Seminole Tribe of Florida	Baa3	BBB
16,574		Term Loan, 2.750%, maturing March 05, 2014			15,476
		VML US Finance, LLC	B3	B-
867,738		Term Loan, 2.570%, maturing May 25, 2012			733,238
1,932,262		Term Loan, 2.570%, maturing May 25, 2013			1,632,762
2,000,000		Term Loan, 2.570%, maturing May 25, 2013			1,690,000
					26,201,358
Healthcare, Education and Childcare: 18.0%
		Accellent, Inc.	B2	B+
1,908,120		Term Loan, 3.174%, maturing November 22, 2012			1,660,064
		AGA Medical Corporation	B1	BB-
1,632,209		Term Loan, 2.695%, maturing April 28, 2013			1,375,136
		Catalent Pharma Solutions	Ba3	BB-
6,462,667		Term Loan, 2.569%, maturing April 10, 2014			5,065,115
		CHG Medical Staffing, Inc.	Ba3	B+
400,000		Term Loan, 1.095%, maturing January 08, 2013			354,000
1,519,000		Term Loan, 2.813%, maturing January 08, 2013			1,344,315
		CHS/Community Health Systems, Inc.	Ba3	BB
1,825,546		Term Loan, 2.569%, maturing July 25, 2014			1,625,773
35,819,740		Term Loan, 2.898%, maturing July 25, 2014			31,899,914
		Concentra Operating Corporation	B1	B+
1,965,000		Term Loan, 3.470%, maturing June 25, 2014			1,572,000
		CRC Health Corporation	Ba3	BB-
926,091		Term Loan, 3.470%, maturing February 06, 2013			703,830
969,117		Term Loan, 3.470%, maturing February 06, 2013			736,529
		Education Management Corporation	B2	B+
4,146,885		Term Loan, 3.000%, maturing June 01, 2013			3,738,860
		Emdeon Business Services, LLC	B1	BB-
2,291,432		Term Loan, 2.847%, maturing November 16, 2013			2,151,082
		EMSC, L.P.	Ba1	BB+
2,876,253		Term Loan, 2.415%, maturing February 10, 2012			2,660,534

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Healthcare, Education and Childcare: (continued)
		Gambro	NR	NR
SEK	2,111,070	Term Loan, 3.868%, maturing June 05, 2014			$205,787
SEK	2,146,343	Term Loan, 3.868%, maturing June 05, 2014			209,225
	$646,459	Term Loan, 4.266%, maturing June 05, 2014			478,178
SEK	2,146,343	Term Loan, 4.368%, maturing June 05, 2015			209,225
SEK	2,111,070	Term Loan, 4.368%, maturing June 05, 2015			205,787
	$646,459	Term Loan, 4.766%, maturing June 05, 2015			478,178
		Harlan Sprague Dawley, Inc.	B2	BB-
	2,474,375	Term Loan, 2.849%, maturing July 14, 2014			2,015,069
		Harrington Holdings, Inc.	B1	BB-
	2,398,833	Term Loan, 2.569%, maturing December 28, 2013			2,043,007
		HCA, Inc.	Ba3	BB
	20,481,708	Term Loan, 3.470%, maturing November 18, 2013			18,292,726
		Health Management Associates, Inc.	B1	BB-
	1,659,797	Term Loan, 2.970%, maturing February 28, 2014			1,442,571
		Iasis Healthcare, LLC	Ba2	B+
	144,841	Term Loan, 2.313%, maturing March 14, 2014			130,646
	539,079	Term Loan, 2.319%, maturing March 14, 2014			486,250
	1,557,836	Term Loan, 2.319%, maturing March 14, 2014			1,405,168
		IM US Holdings, LLC	Ba3	BB
	1,927,690	Term Loan, 2.734%, maturing June 26, 2014			1,787,932
		Life Technologies Corporation	Baa3	BBB-
	1,741,250	Term Loan, 5.250%, maturing November 20, 2015			1,742,121
		Multiplan, Inc.	B1	B+
	1,163,245	Term Loan, 2.875%, maturing April 12, 2013			1,048,375
		National Mentor, Inc.	B1	B+
	1,964,586	Term Loan, 3.220%, maturing June 29, 2013			1,650,252
	117,736	Term Loan, 5.570%, maturing June 29, 2013			98,898
		Nycomed	NR	NR
EUR	535,383	Term Loan, 3.781%, maturing December 29, 2014			618,393
EUR	1,397,300	Term Loan, 3.781%, maturing December 29, 2014			1,613,947
EUR	86,211	Term Loan, 3.781%, maturing December 29, 2014			99,578
EUR	54,917	Term Loan, 3.781%, maturing December 29, 2014			63,432
EUR	388,312	Term Loan, 3.781%, maturing December 29, 2014			448,519
EUR	535,383	Term Loan, 4.531%, maturing December 29, 2015			618,393
EUR	1,397,300	Term Loan, 4.531%, maturing December 29, 2015			1,613,947

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Healthcare, Education and Childcare: (continued)
EUR	86,211	Term Loan, 4.531%, maturing December 29, 2015			$99,578
EUR	54,917	Term Loan, 4.531%, maturing December 29, 2015			63,432
EUR	388,312	Term Loan, 4.531%, maturing December 29, 2015			448,519
		Orthofix International/Colgate Medical	B1	BB+
	$1,605,303	Term Loan, 7.175%, maturing September 22, 2013			1,529,051
		Quintiles Transnational Corporation	B1	BB
	2,930,903	Term Loan, 2.883%, maturing March 31, 2013			2,692,768
		Renal Advantage, Inc.	B1	B+
	3,228,054	Term Loan, 3.704%, maturing October 05, 2012			2,945,600
		Rural/Metro Operating Company, LLC	Ba2	BB-
	776,470	Term Loan, 3.901%, maturing March 04, 2011			745,411
	519,127	Term Loan, 3.960%, maturing March 04, 2011			498,362
		Sterigenics International, Inc.	B3	B+
	1,860,345	Term Loan, 3.587%, maturing November 21, 2013			1,637,103
		Stiefel Laboratories, Inc.	B1	BB-
	894,789	Term Loan, 3.389%, maturing December 28, 2013			884,723
	684,400	Term Loan, 3.389%, maturing December 30, 2013			676,700
		Sun Healthcare Group, Inc.	Ba2	B+
	934,638	Term Loan, 3.175%, maturing April 21, 2014			829,492
	217,241	Term Loan, 3.220%, maturing April 21, 2014			192,802
		Surgical Care Affiliates, LLC	Ba3	B
	2,947,500	Term Loan, 3.220%, maturing December 29, 2014			2,527,481
		Team Health, Inc.	B1	BB-
	2,016,308	Term Loan, 2.853%, maturing November 23, 2012			1,713,862
		United Surgical Partners International, Inc.	Ba3	B
	310,512	Term Loan, 2.320%, maturing April 19, 2014			280,496
	1,643,871	Term Loan, 2.690%, maturing April 19, 2014			1,484,963
		Vanguard Health Holdings Company II, LLC	Ba3	B+
	3,376,122	Term Loan, 2.569%, maturing September 23, 2011			3,217,866
		Viant Holdings, Inc.	Ba3	B+
	722,037	Term Loan, 3.470%, maturing June 25, 2014			584,850
		VWR International, Inc.	B1	B+
	1,500,000	Term Loan, 2.819%, maturing June 29, 2014			1,260,000
EUR	2,500,000	Term Loan, 3.441%, maturing June 29, 2014			2,915,137
					121,120,952

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Home & Office Furnishings: 1.5%
		Global Garden Products Italy, S.P.A.	NR	NR
EUR	1,250,000	Term Loan, 8.417%, maturing October 19, 2014			$750,869
EUR	1,250,000	Term Loan, 8.917%, maturing October 19, 2015			750,869
		Hilding Anders	NR	NR
SEK	17,864,613	Term Loan, 3.493%, maturing March 31, 2015			804,384
EUR	324,872	Term Loan, 3.943%, maturing April 25, 2015			175,634
		National Bedding Company	B1	BB-
	$2,166,385	Term Loan, 2.344%, maturing February 28, 2013			1,538,133
		Simmons Company	B2	CC
	5,942,562	Term Loan, 10.500%, maturing December 19, 2011			5,069,005
		Springs Window Fashions, LLC	B2	B+
	1,334,075	Term Loan, 4.000%, maturing December 31, 2012			833,797
					9,922,691
Insurance: 1.9%
		AmWINS Group, Inc.	B2	B-
	1,965,000	Term Loan, 3.438%, maturing June 08, 2013			1,198,650
		Applied Systems Inc.	B1	B-
	1,256,850	Term Loan, 3.596%, maturing September 26, 2013			1,131,165
		Conseco, Inc.	Caa1	CCC
	6,090,539	Term Loan, 6.500%, maturing October 10, 2013			3,654,323
		Crawford & Company	B1	BB-
	1,826,264	Term Loan, 3.720%, maturing October 30, 2013			1,543,193
		Hub International, Ltd.	B2	B+
	2,011,567	Term Loan, 3.720%, maturing June 13, 2014			1,692,230
	452,139	Term Loan, 3.720%, maturing June 13, 2014			380,362
		Swett & Crawford	B3	B-
	2,548,000	Term Loan, 2.569%, maturing April 03, 2014			1,503,320
		USI Holdings Corporation	B2	B
	2,265,968	Term Loan, 3.970%, maturing May 05, 2014			1,688,147
					12,791,390
Leisure, Amusement, Entertainment: 5.4%
		24 Hour Fitness Worldwide, Inc	Ba3	B+
	3,152,500	Term Loan, 3.258%, maturing June 08, 2012			2,206,750
		Alpha D2, Ltd.	NR	NR
	1,680,428	Term Loan, 2.694%, maturing December 31, 2013			1,197,305
	1,135,081	Term Loan, 2.694%, maturing December 31, 2013			808,746
		AMF Bowling Worldwide, Inc.	B1	CCC-
	3,056,397	Term Loan, 3.733%, maturing June 08, 2013			2,017,222

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Leisure, Amusement, Entertainment: (continued)
			Cedar Fair, L.P.	Ba3	BB-
	$6,659,895		Term Loan, 2.319%, maturing August 30, 2012			$6,278,736
			HIT Entertainment, Inc.	B1	B-
	1,940,892		Term Loan, 3.260%, maturing March 20, 2012			1,077,195
			Kerasotes Showplace Theater, LLC	B1	B-
	281,259		Term Loan, 4.875%, maturing October 28, 2011			217,976
	75,000		Revolver, 1.330%, maturing October 31, 2010			71,625
			Metro-Goldwyn-Mayer, Inc.	Ba3	B+
	25,928,133	(5)	Term Loan, 3.569%, maturing April 08, 2012			15,038,317
	5,735,000		Term Loan, 3.569%, maturing April 08, 2012			3,326,300
			NEP II, Inc.	B1	B
	4,407,495		Term Loan, 2.559%, maturing February 16, 2014			3,878,595
						36,118,767
Lodging: 1.0%
			Audio Visual Services Corporation	Ba3	B+
	985,000		Term Loan, 3.470%, maturing February 28, 2014			389,075
			Hotel Del Coronado	B1	B+
	16,400,000		Term Loan, 2.202%, maturing January 15, 2011			6,560,000
						6,949,075
Machinery: 0.2%
			Kion Group	NR	NR
EUR	1,238,909		Term Loan, 2.941%, maturing December 23, 2014			799,657
EUR	1,145,833		Term Loan, 3.441%, maturing December 23, 2015			739,582
						1,539,239
Mining, Steel, Iron & Nonprecious Metals: 1.0%
			Continental Alloys & Services, Inc.	B3	B-
	$481,875		Term Loan, 3.720%, maturing June 14, 2012			301,172
			Noranda Aluminum Acquisition Corporation	B2	CC
	645,663		Term Loan, 2.316%, maturing May 18, 2014			437,436
			Novelis	Ba3	BB
	1,228,125		Term Loan, 2.320%, maturing July 06, 2014			1,022,414
	2,701,901		Term Loan, 3.220%, maturing July 06, 2014			2,249,333
			Oxbow Carbon and Minerals Holdings, LLC	B1	BB-
	174,995		Term Loan, 2.319%, maturing May 08, 2014			157,204
	1,779,339		Term Loan, 2.683%, maturing May 08, 2014			1,598,439
			Tube City IMS Corporation	B1	B+
	1,311,081		Term Loan, 3.220%, maturing January 25, 2014			793,204
	162,162		Term Loan, 3.459%, maturing January 25, 2014			98,108
						6,657,310

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
North American Cable: 13.2%
		Atlantic Broadband	B1	BB-
$1,945,304		Term Loan, 3.470%, maturing September 01, 2011			$1,870,410
		Block Communications, Inc.	Ba1	BB
967,500		Term Loan, 3.220%, maturing December 22, 2011			836,888
		Bresnan Communications, LLC	B1	BB-
2,750,000		Term Loan, 3.070%, maturing March 29, 2014			2,526,562
1,250,000		Term Loan, 3.035%, maturing September 29, 2013			1,148,438
		Cequel Communications, LLC	B1	BB-
32,376,471		Term Loan, 2.397%, maturing November 05, 2013			29,381,647
		Cequel Communications, LLC	Caa1	B-
1,525,000		Term Loan, 4.911%, maturing May 05, 2014			1,249,309
	(2)	Charter Communications Operating, LLC	NR	D
11,011,389		Term Loan, 6.250%, maturing March 06, 2014			9,375,735
		CSC Holdings, Inc.	Baa3	BBB-
19,982,057		Term Loan, 2.095%, maturing March 29, 2013			18,823,717
		Insight Midwest Holdings, LLC	B1	B+
9,002,500		Term Loan, 2.410%, maturing April 07, 2014			8,349,819
		Knology, Inc.	B2	B
1,936,124		Term Loan, 2.668%, maturing June 30, 2012			1,732,831
		Mediacom Broadband, LLC	Ba3	BB-
8,212,970		Term Loan, 2.040%, maturing January 31, 2015			7,555,933
		San Juan Cable, LLC	B1	BB-
1,694,994		Term Loan, 2.420%, maturing October 31, 2012			1,428,032
		WideOpenWest Finance, LLC	B2	B-
5,833,333		Term Loan, 2.926%, maturing June 18, 2014			4,673,958
					88,953,279
Oil & Gas: 3.2%
		Alon USA	B1	BB
1,728,889		Term Loan, 2.645%, maturing June 22, 2013			946,567
216,111		Term Loan, 2.887%, maturing June 22, 2013			118,321
		CR Gas Storage	Ba3	BB-
95,962		Term Loan, 2.085%, maturing May 12, 2013			89,724
1,330,367		Term Loan, 2.099%, maturing May 12, 2013			1,243,893
142,407		Term Loan, 2.099%, maturing May 12, 2013			133,151
		Hercules Offshore, LLC	Ba3	BB-
1,994,924		Term Loan, 2.960%, maturing July 11, 2013			1,615,888
		McJunkin Corporation	B1	B+
2,643,805		Term Loan, 4.470%, maturing January 31, 2014			2,383,390

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Oil & Gas: (continued)
			MEG Energy	B1	BB+
	$1,725,572	(5)	Term Loan, 3.220%, maturing April 03, 2013			$1,495,856
	1,758,928	(5)	Term Loan, 3.220%, maturing April 03, 2013			1,524,771
			Pine Prairie Energy Center	B1	B-
	490,000		Term Loan, 2.820%, maturing December 31, 2013			392,000
			SG Resources Mississippi, LLC	B1	BB
	2,481,250		Term Loan, 2.194%, maturing April 02, 2014			1,985,000
			Targa Resources, Inc.	Ba3	B+
	2,820,392		Term Loan, 2.330%, maturing October 31, 2012			2,624,979
	1,039,832		Term Loan, 3.345%, maturing October 31, 2012			967,786
			Western Refining, Inc.	B3	BB-
	6,554,709		Term Loan, 8.250%, maturing May 30, 2014			6,115,543
						21,636,869
Other Broadcasting and Entertainment: 1.0%
			Deluxe Entertainment Services Group, Inc.	Ba3	B-
	2,126,965		Term Loan, 2.940%, maturing May 11, 2013			1,648,397
	208,547		Term Loan, 3.470%, maturing May 11, 2013			161,624
	118,110		Term Loan, 3.709%, maturing May 11, 2013			91,535
			Getty Images, Inc.	Ba2	BB
	987,500		Term Loan, 6.250%, maturing July 02, 2015			960,549
			VNU	Ba3	B+
	4,639,914		Term Loan, 2.382%, maturing August 09, 2013			4,117,924
						6,980,029
Other Telecommunications: 2.7%
			Asurion Corporation	B1	B-
	5,250,000		Term Loan, 3.635%, maturing July 03, 2014			4,753,875
			BCM Ireland Holdings, Ltd.	Ba3	BB-
EUR	1,683,863		Term Loan, 2.816%, maturing September 30, 2014			1,735,680
EUR	1,684,092		Term Loan, 3.066%, maturing September 30, 2015			1,735,916
			Cavalier Telephone	Caa1	B-
	$2,352,220		Term Loan, 9.500%, maturing December 31, 2012			1,313,322
			Consolidated Communications	B1	B+
	1,000,000		Term Loan, 2.820%, maturing December 31, 2014			813,750
		(2)	Hawaiian Telcom Communications, Inc.	NR	NR
	2,828,855		Term Loan, 4.750%, maturing June 01, 2014			1,490,807
			Kentucky Data Link, Inc.	B1	B-
	2,702,041		Term Loan, 2.569%, maturing February 26, 2014			2,445,347
			One Communications	B2	CCC+
	3,603,344		Term Loan, 4.399%, maturing October 31, 2012			2,720,525

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Other Telecommunications: (continued)
		PAETEC Holding Corporation	B1	B
$427,381		Term Loan, 2.819%, maturing February 28, 2013			$389,184
		U.S. Telepacific Corporation	B1	CCC
1,475,007		Term Loan, 4.866%, maturing August 04, 2011			1,065,692
					18,464,098
Personal & Nondurable Consumer Products: 3.8%
		Advantage Sales and Marketing	B1	B-
2,799,659		Term Loan, 2.400%, maturing March 29, 2013			2,585,017
		Bushnell Performance Optics	Ba3	B-
1,690,355		Term Loan, 4.970%, maturing August 24, 2013			1,208,604
		Fender Musical Instruments Corporation	B2	B+
1,157,917		Term Loan, 2.670%, maturing June 09, 2014			729,488
2,292,500		Term Loan, 3.470%, maturing June 09, 2014			1,444,275
		Gibson Guitar Corporation	B2	B+
440,487		Term Loan, 3.470%, maturing December 29, 2013			376,616
		Huish Detergents, Inc.	Ba3	BB
1,657,813		Term Loan, 2.070%, maturing April 26, 2014			1,531,405
		Information Resources, Inc.	B1	B-
341,976		Term Loan, 2.437%, maturing May 16, 2014			299,229
		Jarden Corporation	Ba2	BB
4,620,190		Term Loan, 2.970%, maturing January 24, 2012			4,379,557
552,161		Term Loan, 2.970%, maturing January 24, 2012			523,403
		KIK Custom Products, Inc.	B3	CCC+
72,073		Term Loan, 2.560%, maturing May 31, 2014			46,127
420,427		Term Loan, 2.570%, maturing May 31, 2014			269,073
		Mega Bloks, Inc.	Caa3	CCC
962,500		Term Loan, 9.750%, maturing July 26, 2012			344,094
	(2)	Norwood Promotional Products	NR	NR
28,265,901	(3)	Term Loan, 0.000%, maturing August 16, 2011			8,575,874
	(2)	Spectrum Brands, Inc.	NR	NR
44,301		Term Loan, 5.205%, maturing March 30, 2013			36,859
872,911		Term Loan, 6.250%, maturing March 30, 2013			726,262
		Totes Isotoner Corporation	B1	B-
339,429		Term Loan, 2.836%, maturing January 31, 2013			180,746
		Yankee Candle Company, Inc.	Ba3	BB-
2,550,705		Term Loan, 3.207%, maturing February 06, 2014			2,191,481
					25,448,110

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Personal, Food & Miscellaneous: 2.1%
		Acosta, Inc.	B1	B
$2,917,500		Term Loan, 2.570%, maturing July 28, 2013			$2,684,100
		Arbys Restaurant Group, Inc.	Ba2	BB
3,789,498		Term Loan, 7.250%, maturing July 25, 2013			3,678,181
		Culligan International Company	B2	B-
976,226		Term Loan, 2.926%, maturing November 24, 2012			523,908
		Dennys, Inc.	Ba2	BB
555,000		Term Loan, 2.444%, maturing March 31, 2012			516,150
631,646		Term Loan, 3.662%, maturing March 31, 2012			587,431
		N.E.W. Customer Services Companies, Inc.	B1	B+
3,069,750		Term Loan, 3.157%, maturing May 22, 2014			2,555,567
		OSI Restaurant Partners, Inc.	B3	B+
372,420		Term Loan, 3.688%, maturing June 14, 2013			277,453
4,129,457		Term Loan, 2.625%, maturing June 14, 2014			3,076,446
		Seminole Hard Rock Entertainment	B1	BB
750,000		Floating Rate Note, 4.496%, maturing March 15, 2014			517,500
					14,416,736
Printing & Publishing: 7.9%
		American Achievement Corporation	B1	B
302,430		Term Loan, 6.251%, maturing March 25, 2011			260,090
	(2)	Ascend Media Holdings, LLC	B3	B
888,941	(3)	Term Loan, 2.750%, maturing January 31, 2012			248,903
		Black Press, Ltd.	B1	B-
1,163,950		Term Loan, 2.674%, maturing August 02, 2013			355,005
706,684		Term Loan, 2.674%, maturing August 02, 2013			215,539
		Canwest Media, Inc.	B3	D
735,000		Term Loan, 4.250%, maturing July 13, 2014			292,162
		Caribe Information Investments, Inc.	B1	B
1,624,516		Term Loan, 2.651%, maturing March 31, 2013			832,564
		Cengage Learning, Inc.	B1	B+
222,222		Revolver, 0.676%, maturing July 05, 2013			183,333
5,051,856		Term Loan, 2.820%, maturing July 03, 2014			3,972,810
		Cenveo Corporation	Ba3	BB-
29,069		Term Loan, 5.727%, maturing June 21, 2013			26,561
1,798,631		Term Loan, 5.727%, maturing June 21, 2013			1,643,499
	(2)	Dex Media West, LLC	B3	D
5,250,000	(5)	Term Loan, 7.000%, maturing October 24, 2014			4,335,623

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

					Bank Loan Ratings† (Unaudited)		Market
Principal Amount				Borrower/Tranche Description	Moody's	S&P	Value
Printing & Publishing: (continued)
				Flint Group	NR	NR
	$353,279			Term Loan, 4.013%, maturing December 31, 2014			$217,856
	841,151			Term Loan, 4.013%, maturing December 31, 2014			518,710
	1,277,104			Term Loan, 4.013%, maturing December 31, 2015			787,548
EUR	666,667			Term Loan, 3.945%, maturing May 29, 2015			581,065
	$2,333,333			Term Loan, 4.013%, maturing May 29, 2015			1,438,890
				Hanley Wood, LLC	B2	B-
	2,690,339			Term Loan, 2.588%, maturing March 08, 2014			1,005,514
		(2)		Idearc, Inc.	NR	D
	21,188,437	(3	) (5)	Term Loan, 6.250%, maturing November 17, 2014			8,460,246
				Intermedia Outdoor, Inc.	NR	NR
	1,612,875			Term Loan, 4.220%, maturing January 31, 2013			806,437
				Mediannuaire Holding	NR	NR
EUR	581,289			Term Loan, 3.913%, maturing April 10, 2016			451,877
EUR	581,289			Term Loan, 4.413%, maturing April 10, 2016			451,877
				Merrill Communications, LLC	B1	B
	$2,862,954			Term Loan, 3.047%, maturing December 24, 2012			1,903,864
				Nelson Canada	Ba3	B
	3,940,000			Term Loan, 3.720%, maturing July 05, 2014			2,265,500
				PagesJaunes Groupe, S.A.	NR	NR
EUR	800,000			Term Loan, 2.364%, maturing November 22, 2013			942,385
				PBL Media	B1	NR
AUD	24,331,191			Term Loan, 5.545%, maturing February 05, 2013			10,013,172
				Prism Business Media Holdings/ Penton Media, Inc.	Caa1	B-
	$1,666,000			Term Loan, 3.219%, maturing February 01, 2013			1,012,095
		(2)		R.H. Donnelley Corporation	B3	D
	5,298,958	(5)		Term Loan, 3.095%, maturing June 30, 2011			4,133,187
				Readers Digest	Caa2	CCC
EUR	742,087			Term Loan, 3.273%, maturing March 02, 2014			430,035
	$4,287,500			Term Loan, 3.287%, maturing March 02, 2014			1,843,625
				Source Media, Inc.	B1	B
	2,743,380			Term Loan, 5.320%, maturing November 08, 2011			1,440,274
				Thomas Nelson Publishers	B1	B
	1,849,332			Term Loan, 8.750%, maturing June 12, 2012			684,253
		(2)		Tribune Company	NR	D
	1,491,225	(3)		Term Loan, 5.250%, maturing June 04, 2014			461,451
				Yell Group, PLC	NR	NR
	2,000,000			Term Loan, 3.319%, maturing October 27, 2012			1,325,000
							53,540,950

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Radio and TV Broadcasting: 5.7%
			Citadel Broadcasting Corporation	Caa2	NR
	$9,600,000		Term Loan, 2.953%, maturing June 12, 2014			$4,512,000
			CMP KC, LLC	NR	NR
	1,345,663		Term Loan, 4.405%, maturing May 03, 2011			127,838
			CMP Susquehanna Corporation	Caa3	CCC+
	6,615,582		Term Loan, 2.367%, maturing May 05, 2013			3,305,032
			Cumulus Media, Inc.	Caa1	B
	5,097,090	(5)	Term Loan, 2.099%, maturing June 11, 2014			3,007,283
			CW Media Holdings, Inc.	B3	B+
	2,708,750		Term Loan, 4.470%, maturing February 16, 2015			2,295,666
			Emmis Communication	Ca	CCC+
	1,157,569		Term Loan, 3.077%, maturing November 01, 2013			714,799
			FoxCo Acquisition, LLC	B2	B
	1,122,391		Term Loan, 6.513%, maturing July 14, 2015			726,748
			Local TV Finance, LLC	B2	B-
	2,842,627		Term Loan, 2.320%, maturing May 07, 2013			1,449,740
			Nexstar Broadcasting Group	B1	B+
	2,220,380		Term Loan, 2.789%, maturing October 01, 2012			1,532,062
	2,347,261		Term Loan, 2.970%, maturing October 01, 2012			1,619,610
			Nextmedia Operating, Inc.	Caa2	CCC+
	408,622		Term Loan, 5.250%, maturing November 15, 2012			204,311
	919,398		Term Loan, 6.250%, maturing November 15, 2012			459,699
		(2)	Paxson Communications	NR	D
	4,500,000	(3)	Term Loan, 4.344%, maturing January 15, 2012			1,186,875
			Regent Communications	Caa1	CCC
	1,387,663		Term Loan, 5.470%, maturing November 21, 2013			593,226
			Spanish Broadcasting Systems	Caa3	CCC+
	2,990,483		Term Loan, 2.970%, maturing June 11, 2012			1,532,623
			Univision Communications, Inc.	B2	B-
	21,999,786		Term Loan, 2.569%, maturing September 29, 2014			15,152,352
						38,419,864
Retail Stores: 8.6%
			Amscan Holdings, Inc.	B1	B
	1,470,000		Term Loan, 3.533%, maturing May 25, 2013			1,297,275
			CBR Fashion Holding	NR	NR
EUR	460,000		Term Loan, 3.316%, maturing April 19, 2016			379,371
EUR	500,000		Term Loan, 3.066%, maturing April 20, 2015			412,359
			Claires Stores, Inc.	Caa2	B-
	$3,000,000	(5)	Term Loan, 3.348%, maturing December 31, 2014			1,695,939

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Retail Stores: (continued)
		Dollar General Corporation	Ba3	BB-
	$8,500,000	Term Loan, 3.438%, maturing July 07, 2014			$8,008,216
		Dollarama Group, L.P	Ba1	BB-
	2,216,228	Term Loan, 2.789%, maturing November 18, 2011			2,127,579
		General Nutrition Centers, Inc.	B1	B-
	2,512,632	Term Loan, 3.257%, maturing September 16, 2013			2,179,708
		Guitar Center, Inc.	B3	B-
	4,957,615	Term Loan, 3.822%, maturing October 09, 2014			3,619,059
		Harbor Freight Tools USA, Inc.	B1	B+
	6,036,650	Term Loan, 9.750%, maturing February 12, 2013			5,131,153
		Michaels Stores, Inc.	B3	B
	4,594,909	Term Loan, 2.679%, maturing October 31, 2013			3,316,950
		Nebraska Book Company, Inc.	Ba3	B
	2,357,451	Term Loan, 7.769%, maturing March 04, 2011			2,216,004
		Neiman Marcus Group, Inc.	B3	BB-
	7,299,578	Term Loan, 2.945%, maturing April 06, 2013			5,181,182
		Oriental Trading Company, Inc.	Caa1	CCC
	2,370,274	Term Loan, 9.750%, maturing July 31, 2013			1,552,530
		Petco Animal Supplies, Inc.	B1	B+
	5,009,687	Term Loan, 3.122%, maturing October 25, 2013			4,682,495
		Phones 4U Group, Ltd.	NR	NR
GBP	1,615,726	Term Loan, 3.107%, maturing September 22, 2014			1,308,197
GBP	1,545,301	Term Loan, 3.857%, maturing September 22, 2015			1,251,177
		Rite Aid	B3	B+
	$4,950,000	Term Loan, 2.094%, maturing June 04, 2014			4,025,409
	398,000	Term Loan, 6.000%, maturing June 04, 2014			334,121
		Sally Holding, LLC	B2	BB
	2,405,898	Term Loan, 2.712%, maturing November 16, 2013			2,245,648
		Sports Authority	B3	B-
	972,500	Term Loan, 3.158%, maturing May 03, 2013			478,146
		Toys "R" Us, Inc.	B2	BB-
	3,368,159	Term Loan, 4.566%, maturing July 19, 2012			2,745,050
		Vivarte	NR	NR
EUR	1,966,980	Term Loan, 2.894%, maturing March 09, 2015			1,803,608
EUR	1,966,980	Term Loan, 3.394%, maturing March 08, 2016			1,803,608
					57,794,784

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
	Satellite: 0.6%
		Intelsat Corporation	B1	BB-
	$1,380,499	Term Loan, 2.914%, maturing January 03, 2014			$1,267,686
	1,380,499	Term Loan, 2.914%, maturing January 03, 2014			1,267,686
	1,380,919	Term Loan, 2.914%, maturing January 03, 2014			1,268,072
					3,803,444
Telecommunications Equipment: 1.5%
		CommScope, Inc.	Ba3	BB
	782,114	Term Loan, 3.720%, maturing December 27, 2014			742,519
		Macquarie UK Broadcast Ventures, Ltd.	NR	NR
GBP	4,383,255	Term Loan, 2.673%, maturing March 10, 2014			5,641,797
		Sorenson Communications, Inc.	Ba2	B
	$4,456,611	Term Loan, 2.820%, maturing August 16, 2013			3,980,310
					10,364,626
Utilities: 7.3%
		Boston Generating, LLC	B3	CCC+
	256,593	Revolver, 3.470%, maturing December 20, 2013			176,641
	6,981,446	Term Loan, 2.569%, maturing December 20, 2013			4,806,090
	1,916,404	Term Loan, 3.345%, maturing December 20, 2013			1,319,270
		Calpine Corporation	B2	B+
	1,522,500	Revolver, 3.070%, maturing March 29, 2014			1,106,351
	4,452,580	Term Loan, 4.095%, maturing March 29, 2014			3,857,047
		Coleto Creek WLE, L.P.	B1	BB-
	1,125,000	Revolver, 1.078%, maturing June 30, 2011			877,500
	2,463,421	Term Loan, 3.714%, maturing June 28, 2013			1,921,469
	437,602	Term Loan, 4.070%, maturing June 28, 2013			341,330
		FirstLight Power Resources, Inc.	B1	B+
	2,635,312	Term Loan, 3.750%, maturing November 01, 2013			2,373,976
	906,823	Term Loan, 3.750%, maturing November 01, 2013			816,896
		FirstLight Power Resources, Inc.	B3	CCC+
	610,514	Term Loan, 5.750%, maturing May 01, 2014			434,991
		Infrastrux Group, Inc.	B2	B
	4,170,110	Term Loan, 4.569%, maturing November 05, 2012			3,690,547
		MACH Gen, LLC	B2	BB-
	444,571	Term Loan, 3.482%, maturing February 22, 2013			381,590

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
	Utilities: (continued)
		NRG Energy, Inc.	Ba1	BB+
	$2,789,779	Term Loan, 2.720%, maturing February 01, 2013			$2,592,461
	7,557,512	Term Loan, 2.820%, maturing February 01, 2013			7,022,976
		Texas Competitive Electric Holdings Company, LLC	B1	B+
	2,968,590	Term Loan, 3.881%, maturing October 10, 2014			2,040,493
	5,910,000	Term Loan, 3.881%, maturing October 10, 2014			4,097,846
	6,453,595	Term Loan, 3.881%, maturing October 10, 2014			4,440,480
		TPF Generation Holdings, LLC	Ba3	BB
	2,256,937	Term Loan, 2.319%, maturing December 15, 2013			2,098,548
	1,431,519	Term Loan, 3.459%, maturing December 15, 2013			1,331,057
		TPF Generation Holdings, LLC	B3	B+
	1,500,000	Term Loan, 4.569%, maturing December 15, 2014			1,210,000
		Viridian Group, PLC	NR	NR
GBP	1,080,000	Term Loan, 5.192%, maturing December 19, 2012			1,136,479
EUR	1,072,386	Term Loan, 5.349%, maturing December 19, 2012			990,263
					49,064,301
		Total Senior Loans (Cost $1,190,634,902)			904,594,442
Other Corporate Debt: 1.0%
	Automobile: 1.0%
		Avis Budget Car Rental	Caa1	CCC-
	$750,000	Floating Rate Note, 3.383%, maturing May 15, 2014			472,500
		Navistar International Corporation	NR	BB-
	1,800,000	Unsecured Term Loan, 3.589%, maturing January 19, 2012			1,515,215
	4,950,000	Unsecured Term Loan, 3.510%, maturing January 19, 2012			4,166,841
		Flextronics International, Ltd.	Ba1	BB+
	683,155	Unsecured Term Loan, 3.083%, maturing October 01, 2014			552,331
	195,837	Unsecured Term Loan, 3.381%, maturing October 01, 2014			158,334
		Total Other Corporate Debt Cost ($8,373,659)			6,865,221

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

Equities and Other Assets: 0.3%
		Description		Market Value USD
(1	), (@) , (R)	Allied Digital Technologies Corporation (Residual Interest in Bankruptcy Estate)		—
(@) , (R)		Block Vision Holdings Corporation (571 Common Shares)		—
(2	), (@) , (R)	Boston Chicken, Inc. (Residual Interest in Boston Chicken Plan Trust)		—
(2	), (@) , (R)	Cedar Chemical (Liquidation Interest)		—
(@) , (R)		Decision One Corporation (1,752,103 Common Shares)		—
(2	), (@) , (R)	Enterprise Profit Solutions (Liquidation Interest)		—
(@) , (R)		EquityCo, LLC (Warrants for 28,752 Common Shares)		—
(4	), (@) , (R)	Euro United Corporation (Residual Interest in Bankruptcy Estate)		—
(2	), (@) , (R)	Grand Union Company (Residual Interest in Bankruptcy Estate)		—
(@)		Humphrey's, Inc. (Residual Interest in Bankruptcy Estate)		—
(2	), (@) , (R)	IT Group, Inc. (Residual Interest in Bankruptcy Estate)		25
(2	), (@) , (R)	Kevco Inc. (Residual Interest in Bankruptcy Estate)		25
(2	), (@) , (R)	Lincoln Paper & Tissue (Warrants for 291 Common Shares, Expires August 14, 2015)		—
(@) , (R)		Lincoln Pulp and Eastern Fine (Residual Interest in Bankruptcy Estate)		—
(2	), (@), (R)	Norwood Promotional Products, Inc. (104,148 Common Shares)		—
(2	), (@), (R)	Norwood Promotional Products, Inc. (Contingent Value Rights)		—
(@) , (R)		Safelite Realty Corporation (57,804 Common Shares)		462,432
(1	), (@) , (R)	Transtar Metals (Residual Interest in Bankruptcy Estate)		—
(1	), (@) , (R)	TSR Wireless, LLC (Residual Interest in Bankruptcy Estate)		—
(2	), (@) , (R)	US Office Products Company (Residual Interest in Bankruptcy Estate)		—
(2	), (@) , (R)	Promotional Holdings, Inc. (Escrow Interest in
		Norwood Promotional Products, Inc.)		1,176,353
		Total for Equities and Other Assets (Cost $2,792,629)		1,638,835
		Total Investments (Cost $1,201,801,190)**	135.6%	$913,098,498
		Other Assets and Liabilities — Net	(35.6)	(239,652,335)
		Net Assets	100.0%	$673,446,163

  *  Senior loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

  †  Bank Loans rated below Baa are considered to be below investment grade.

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

  NR  Not Rated

  (1)  The borrower filed for protection under Chapter 7 of the U.S. Federal Bankruptcy code.

  (2)  The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy code.

  (3)  Loan is on non-accrual basis.

  (4)  The borrower filed for protection under the Canadian Bankruptcy and Insolvency Act.

  (5)  Trade pending settlement. Contract rates do not take effect until settlement date.

  (@)  Non-income producing security.

  (R)  Restricted security.

  AUD  Australian Dollar

  GBP  British Pound Stirling

  EUR  Euro

  SEK  Swedish Kronor

  **  For Federal Income Tax purposes cost of investments is $1,203,774,976.

    Net unrealized depreciation consists of the following:

Gross Unrealized Appreciation	$1,466,659
Gross Unrealized Depreciation	(292,143,137)
Net Unrealized Depreciation	$(290,676,478)

Fair Value Measurements*

The following is a summary of the inputs used as of May 31, 2009 in determining the Trust's investments at fair value for purposes of SFAS 157:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior Loans	$—	$887,448,299	$17,146,143
Other Corporate Debt	—	6,865,221	—
Equities and Other Assets	—	—	1,638,835
Total	$—	$894,313,520	$18,784,978
Other Financial Instruments**	—	(5,932,792)	—
Total	$—	$(5,932,792)	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

  *  See note 2 in the Notes to Financial Statements for additional information.

  **  Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

The following is a reconciliation of the fair value measurements using significant unobservable inputs (Level 3) for the three months ended May 31, 2009:

	Beginning Balance 2/28/09	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Appreciation/ (Depreciation)	Net Transfers In/(Out) of Level 3	Ending Balance at 05/31/09
Senior Loans	$24,595,232	$—	$654,539	$—	$(8,103,628)	$—	$17,146,143
Other Corporate Debt	—	—	—	—	—	—	—
Equities and Other Assets	462,482	1,212,069	—	—	(35,716)	—	1,638,835
Other Financial Instruments**	—	—	—	—	—	—	—
Total	$25,057,714	$1,212,069	$654,539	$—	$(8,139,344)	$—	$18,784,978

For the three months ended May 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(8,139,344). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

  *  See NOTE 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

  **  Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

At May 31, 2009 the following forward foreign currency contracts were outstanding for ING Prime Rate Trust :

Currency		Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Depreciation
	Australian Dollar AUD 4,200,000	Sell	06/15/09	USD $2,720,046	$3,353,049	$(633,003)
	Australian Dollar
AUD	3,800,000	Sell	07/15/09	2,882,566	3,027,134	(144,568)
	Australian Dollar
AUD	4,470,000	Sell	08/14/09	3,393,825	3,553,219	(159,394)
	Euro
EUR	15,930,000	Sell	06/15/09	20,433,448	22,513,315	(2,079,867)
	Euro
EUR	9,050,000	Sell	07/15/09	12,214,770	12,787,027	(572,257)
	Euro
EUR	9,050,000	Sell	08/14/09	12,315,964	12,783,703	(467,739)
	British Pound Sterling
GBP	4,895,000	Sell	06/15/09	6,785,075	7,899,944	(1,114,869)
	British Pound Sterling
GBP	3,322,500	Sell	07/15/09	5,029,036	5,361,506	(332,470)

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of May 31, 2009 (Unaudited) (continued)

Currency		Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Depreciation
	British Pound Sterling
GBP	3,322,500	Sell	08/14/09	5,028,637	5,360,821	(332,184)
	Sweden Kronor
SEK	3,020,000	Sell	06/15/09	344,049	397,973	(53,924)
	Sweden Kronor
SEK	5,330,000	Sell	07/15/09	681,054	702,318	(21,264)
	Sweden Kronor
SEK	5,330,000	Sell	08/14/09	681,020	702,273	(21,253)
				$72,509,490	$78,442,282	$(5,932,792)

For the three months ended May 31, 2009, net realized gain (loss) on forward foreign currency contracts and the net change in unrealized gain (loss) on forward foreign currency contracts can be found on the Trust's Statement of Operations. For additional information on the reason(s) why the Trust may enter into forward foreign currency contracts and the risks associated with these contracts, please refer to Note 2 in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program") which allows holders of the Trust's common shares a simple way to reinvest dividends and capital gains distributions, if any, in additional common shares of the Trust. The Program also offers holders of the Trust's common shares the ability to make optional cash investments in any amount from $100 to $100,000 on a monthly basis.

For dividend and capital gains distribution reinvestment purposes, PNC will purchase shares of the Trust on the open market when the market price plus estimated fees is less than the NAV on the valuation date. The Trust will issue new shares for dividend and capital gains distribution reinvestment purchases when the market price plus estimated fees is equal to or exceeds the net asset value on the valuation date. New shares may be issued at the greater of (i) NAV or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

For optional cash investments, shares will be purchased on the open market by PNC when the market price plus estimated fees is less than the NAV on the valuation date. New shares will be issued by the Trust for optional cash investments when the market price plus estimated fees is equal to or exceeds the net asset value on the valuation date. Such shares will be issued at a discount to market, determined by the Trust, between 0% and 5%.

There is no charge to participate in the Program. Participants may elect to discontinue participation in the Program at any time. Participants will share, on a pro rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Program is not automatic. If you would like to receive more information about the Program or if you desire to participate, please contact your broker or the Trust's Shareholder Services Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2009 DIVIDENDS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE
January 30, 2009	February 6, 2009	February 24, 2009

February 27, 2009	March 6, 2009	March 23, 2009

March 31, 2009	April 8, 2009	April 22, 2009

April 30, 2009	May 7, 2009	May 22, 2009

May 29, 2009	June 8, 2009	June 22, 2009

June 30, 2009	July 8, 2009	July 22, 2009

July 31, 2009	August 6, 2009	August 24, 2009

August 31, 2009	September 8, 2009	September 22, 2009

September 30, 2009	October 8, 2009	October 22, 2009

October 30, 2009	November 6, 2009	November 23, 2009

November 30, 2009	December 8, 2009	December 22, 2009

December 21, 2009	December 29, 2009	January 13, 2010

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

ING Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

STOCK DATA

The Trust's common shares are traded on the New York Stock Exchange (Symbol: PPR). Effective March 1, 2002, the Trust's name changed to ING Prime Rate Trust and its CUSIP number changed to 44977W106. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

NUMBER OF SHAREHOLDERS

The approximate number of record holders of Common Stock as of May 31, 2009 was 4,443 which does not include approximately 40,808 beneficial owners of shares held in the name of brokers of other nominees.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the Trust's website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust's website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Trust by calling Shareholder Services toll-free at (800) 992-0180.

CERTIFICATIONS

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Trust submitted the Annual CEO Certification on May 31, 2009 certifying that he was not aware, as of that date, of any violation by the Trust of the NYSE's Corporate governance listing standards. In addition, as required by Section 203 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal controls over financial reporting.

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Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Sub-Adviser

ING Investment Management Co.

230 Park Avenue

New York, NY 10169

Institutional Investors and Analysts

Call ING Prime Rate Trust

1-800-336-3436, Extension 2217

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-992-0180

Written Requests

Please mail all account inquiries and other comments to:

ING Prime Rate Trust Account

c/o ING Fund Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-334-3444

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800)-992-0180

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the Trust's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust.

PRQR-UPRTQI

(0509-072809)